As filed with the Securities and Exchange Commission on December 07, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-9094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

100 N. Sixth Street, Suite 412A, Minneapolis, MN 55403
(Address of principal executive offices) (Zip code)

Steven C. Leuthold
100 N. Sixth Street, Suite 412A, Minneapolis, MN 55403
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2007

Date of reporting period:  October 1, 2006 – September 30, 2007

Item 1. Report to Stockholders.

The Leuthold Funds

Dear Fellow Shareholders:

First and foremost, we’d like to thank all of you for your continued support over the last twelve months. While our family of mutual funds has grown over the years,we continue to recognize that the relationship we have with our shareholders is built on confidence and trust. Each day, every member of the Leuthold Weeden Capital Management team works hard to build and maintain this important relationship with our shareholders,and strives to build upon the firm’s reputation for investment excellence.

This most recent fiscal year was an exciting period of growth for our firm.The successful launches of the LeutholdAssetAllocation Fund and the Leuthold Select Equities Fund on May 24,2006,provided viable alternatives to our Leuthold Core Investment Fund and Leuthold Select Industries Fund, both of which were closed in early 2006. Additionally, we launched our newest fund, the Leuthold Undervalued & Unloved Fund on November 14,2006.Interest in these three new offerings during the last year and a half has been very encouraging, and demonstrates the high level of confidence shareholders have in our investment management processes and disciplines.

One of the foundations of our successful track record lies in our internal research capabilities. We are proud of our reputation as one of the premier independent financial research firms, and we are equally proud of our proven ability to integrate this expertise into our asset management processes. Looking forward, we are confident that our ongoing research efforts, our conviction in our philosophies, and adherence to our disciplines will allow us to carry on this success.

A year ago, we had a cautious tone toward the outlook for stocks in the coming twelve months, noting that the U.S. economic and stock market cycles had likely transitioned into the “mature” stage, with limited additional upside potential. Although the stock market and economy have continued to expand since then, our cautious outlook has not hindered our asset allocation strategy performance record, and in fact it has outperformed the broad stock market during this period. Over the 12-months ended September 30, 2007, the Leuthold Core Investment Fund appreciated 24.32%, and the Leuthold Asset Allocation Fund appreciated 19.46%, both ahead of the 16.43% total return gain for the S&P 500 over that period. This performance leadership demonstrates that the flexible nature of both the Leuthold Core Investment Fund and Leuthold Asset Allocation Fund is an essential attribute in terms of attempting to take full advantage of changing market environments, with the intent of generating superior returns through various phases of market cycles.

Additionally, the Leuthold Select Industries Fund gained 30.12%, and the Leuthold Select Equities Fund gained 34.54% in the 12-months ended September 30th 2007. Both of these fully invested all-equity Funds finished far ahead of the S&P 500’s 16.43% gain. Because the Leuthold Undervalued & Unloved Fund was launched on November 14th 2006, we do not yet have a full year of performance. However, since inception it is fair to say that performance has been quite disappointing, with a total return gain of 2.30%, significantly lagging the S&P 500’s 11.37% total return gain from the inception date of 11/14/06, through 9/30/07. At the same time, this performance has occurred during a period of time when “value” strategies have been generally underperforming, as a transition to “growth” stock leadership has been taking place. Finally, our ‘bear market’ Grizzly Short Fund (always 100% short) lost 8.82% total return during the twelve months ended September 30th 2007, which was much less than the inverse of the S&P Mid Cap Index gain of +18.76% total return.

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As we have often warned Grizzly Fund shareholders, it is very difficult (some would say impossible) to profit with an all-short stock portfolio during a rising market. Per the Prospectus, the Grizzly Short Fund (typically employed for hedging or speculative purposes) is always 100% short, regardless of our own market opinion.

THE INVESTMENT OUTLOOK

The final leg of the Funds’fiscal year (ending September 30th) was characterized by a market rally led by large cap stocks which pushed cap-weighted indexes such as the Dow Jones Industrial Average and S&P 500 toward new all-time highs. Earnings growth remained strong for large U.S. multi-national companies in particular, propped up by foreign demand for U.S. goods made“cheaper”by the falling dollar. Our work indicates, however, that earnings momentum for smaller U.S. companies is continuing to fade, suggesting that future market leadership may be primarily enjoyed by larger capitalization stocks.

In mid-July 2007, our overall market analysis prompted us to underweight equities in our asset allocation portfolios, but this move did not cost us in terms of market performance. In fact, it did keep us defensive during a period of extreme volatility in the stock market as events in the sub-prime credit markets created panic throughout the greater capital markets. Since the end of the Funds’ fiscal year (September 30th), the stock market has continued to rise, and has been regularly achieving new cyclical bull market highs in the interim.As this letter is being written during the second half of October, our most recent composite analysis of over 190 different market indicators leads us to conclude that overall conditions within the U.S. stock market may now warrant a somewhat less-defensive structure within our flexible asset allocation portfolios. Hence, our current stock market outlook can be best described as“Neutral” at this time, essentially roughly the same amount of positive factors for the stock market as there are negative factors.

At the same time, we continue to view the current strength in the stock market with caution.
Although our quantitative assessment suggests that the environment for stocks appears healthier now than it did from July through September, there are also signs that market risks are still prevalent. There are many indications that inflationary pressures continue to build, and this year’s higher commodity and energy prices are likely to lead to rising consumer prices and/or shrinking profit margins in the near term. Moreover, the weakness in the residential housing market is likely to put a damper on consumer spending habits over the next twelve months (and beyond).

As of the stock market’s closing level on October 22, 2007, the S&P 500 price index stood at about 1510, which brings the cumulative bull market gain in this cycle to about +94% (price only; measured from early October 2002). This compares to the average bull market cycle gain of +61% as measured by previous bull market cycles of the twentieth century. This is not to say that the gains in the current cycle are excessive, but our long term studies do suggest that we are somewhat beyond what would be considered an“average” stock market recovery.

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The current economic expansion is now six years old, compared to the median length of 3^ years and the average length of about five years sinceWWII. (However, the two expansions prior to the current expansion averaged nine years in duration.)

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PostWWII economic history also indicates that bear markets get underway before an economic expansion ends - typically 6-12 months earlier. This is why the stock market is considered a “leading indicator” for the economy.

Of course, models based purely on the stock market and economic history are far from precise and thus can only be considered proxies for what might be considered“typical” or“normal.” Nevertheless, as students of market history, we can’t help but acknowledge that the current stock market and economic cycle would be considered “later-stage” when compared to past cycles.

History also warns us that this economic expansion is now beyond what would be considered“normal”in terms of duration, thus the odds of a recession occurring sometime in 2008 are elevated. Certainly, past experience demonstrates that market and economic cycles can extend beyond their long term averages, but we believe a heightened sense of skepticism is clearly appropriate when the current market cycle extends beyond historical norms.

On a cumulative total return basis, the S&P 500 is now up 106.63% from its October 9, 2002, low through October 23, 2007, while the Leuthold Select Industries Fund is up 217.86% on a cumulative total return basis, and even the relatively lower risk Leuthold Core Investment Fund is up 154.62%, cumulative total return, over the same time frame.

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In summary,at present we are neutral in our outlook for the stock market,however,the evidence before us suggests that a certain amount of caution is warranted. How long we remain neutral toward the U.S. stock market will hinge on future“weight of the evidence”assessments of our quantitative market analysis.

Investors in the Leuthold Select Industries Fund, Leuthold Select Equities Fund, and Leuthold Undervalued & Unloved Fund should keep in mind that these Funds, per Prospectus, remain fully invested in stocks. If a bear market develops in the coming year, these Funds may go down as much, or more, than the market averages. (On the other hand the Grizzly Short Fund may do very well.)

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All things considered, for those interested in a flexible, diversified holding, we believe our asset allocation strategy is the most appropriate for long-term investors and retirement account assets.This strategy can be obtained through our LeutholdAssetAllocation Fund (the successor to the Leuthold Core Investment Fund which closed to additional purchases on March 31,2006).

FUND OVERVIEW

Leuthold Core Investment Fund:This Fund’s strategy is flexible, value-oriented, and risk-averse. The Leuthold Core Investment Fund adjusts asset class exposure, based on underlying market dynamics and trends, in order to avoid undue risk, and attempt to take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, and foreign securities.When appropriate, the Fund may also hedge by selling short certain securities when our disciplines indicate potential underlying market weakness. While at times individual allocations may appear unorthodox, they are intended to come together as complementing positions in an effort to carry out the Fund’s guiding principle:make and keep positive returns.

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Through September 30, 2007, Lipper rankings placed this Fund’s 5-year performance in the top 4% of funds included within their “Flexible Portfolio Funds” category which contained 78 funds for that time frame.

Leuthold Asset Allocation Fund: This is the successor to the now-closed Leuthold Core Investment Fund, which began trading on May 24, 2006. The strategy and objective of this Fund are identical to those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The only difference between the two portfolios is in the stock selection approach employed for the primary domestic equity allocation.

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The Leuthold Asset Allocation Fund currently uses a multi-strategy approach for domestic equity selection (Leuthold Select Equities and Leuthold Undervalued & Unloved, each described below). The balance of the strategies employed allows us to construct an equity portfolio that has risk-reward characteristics that we believe are suitable for an asset allocation portfolio.

➢	The Select Equitiesstrategy is a bottom-up, stock-based quantitative model that ranks stocks on a bi-weekly basis. This strategy is also available as a stand-alone all-equity mutual fund.

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The Undervalued & Unlovedequity strategy is a“value”stock screening methodology developed by The Leuthold Group in the mid-1970s. This stock screen has previously been employed in the Core Investment Fund when value-type stock exposure is targeted. This strategy is also available as a stand-alone all-equity mutual fund.

Leuthold Select Industries Fund:Unlike the Leuthold Core Investment Fund and Leuthold Asset Allocation Fund, we cannot apply our asset allocation dexterity to this strategy. The Leuthold Select Industries Fund is mandated to remain 100% invested in stocks at all times.This attribute results in the potential for considerable volatility,undoubtedly higher risk, and the probability that investors will lose money when the stock market declines significantly.

➢	Through September 30, 2007, Lipper ranked this Fund’s 5-year performance in the top 4% of funds included within their“Mid-Cap Growth” category which contained 349 funds for that time frame.

The Select Industries Fund strategy is based on industry group rotation, industry stock selection, and sector concentrations. It is driven by a quantitative evaluation of over 150 equity-industry groups, attempting to detect where there may be collective strength and emerging leadership potential, while exposing areas that appear vulnerable.

➢	The element of sector/industry group concentrations results in this Fund’s higher volatility profile, being potentially more risky while offering potentially more reward.

Leuthold Select Equities Fund: This is the successor Fund to the now-closed Leuthold Select Industries Fund, and it began trading on May 24, 2006. The Leuthold Select Equities Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerable volatility, undoubtedly higher risk, and the probability investors will lose money when the stock market declines.

The Fund differs from the Leuthold Select Industries Fund is in its approach to equity selection. Whereas the Select Industries employs a top-down industry group approachas the primary driver to portfolio construction, the

Leuthold Select Equities Fund uses a quantitative bottom-up,stock pickingstrategy.While the Select Equities Fund can, at times, result in similar sector and/or industry group over-weights, the overlap of specific equity securities between the two strategies is expected to be minimal.

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The Select Equities Fund typically maintains approximately equally-weighted positions in about 50 individual stocks, selected per a multi-factor quantitative discipline. This model is run on a bi-weekly basis. The strategy is based on a stock rating system that was originally developed by The Leuthold Group in the late-1980s.

Grizzly Short Fund: This is an actively managed Fund that is 100% short a package of individual stocks. Short-selling strategies are aimed at profiting when stock prices decline. Even when our firm is bullish toward the stock market, the Grizzly Short Fund’s policy mandates the portfolio to target 100% exposure in stocks sold short. Because of this, shareholders should anticipate they will most likely lose money investing in this Fund when stock prices, in general, are in a rising trend.

The Grizzly Short Fund is a tool for sophisticated users. Traders, sophisticated investors, and speculators who anticipate the market may decline will employ the Grizzly Short Fund to tactically regulate stock market risk. It is also used in varying degrees with other multifaceted portfolio strategies. This is not a Fund for buy and hold investors! The Fund can also be used as a tax efficient vehicle for investors seeking to lower equity exposure without triggering capital gains as a result of selling stock positions.

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The Grizzly Short Fund typically maintains approximately equally-weighted short positions in about 50 individual stocks, initially selected per a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines

A LOOK IN THE REARVIEW MIRROR

➢	In this section we provide an overview of the performance (good and bad) of the Leuthold Funds that traded for the entire fiscal year ended 9/30/07.

Leuthold Core Investment Fund (closed to new investment)

This is our flagship Fund, with current assets of about $1.8 billion. As previously noted, for the fiscal year ended September 30th, the Fund posted a total return of +24.32%, compared to +16.43% for the S&P 500. Despite a somewhat lower than normal equity exposure for a portion of the year, a considerable amount of the positive return for the Core Fund came from our common stock commitments, both in “Emerging Market” equities, and the “Select Industries”portion of the portfolio. For the year, an average of 7.8% of assets was invested in emerging market equities, with 52% on average in the Select Industries equity allocation. For the 12-months ended September 30th our equity commitment in emerging market equities resulted in a 68% gain, while the Select Industries portion of the equity exposure added more than 30%.Additional details on performance drivers for the Select Industries stocks appear later in this section.

Employing the use of equity short hedges, we reduced our net equity exposure to our normal guideline minimum of 30% following the bearish reading of our composite market indicator in mid-July. Our negative stance was maintained throughout the balance of the third quarter.As a result, our net equity exposure for the 12-months ended September 30, 2007, averaged about 58%.

Our Core Fund’s normal minimum guideline for fixed incomeis 30% of assets. Throughout the year, our comparative analysis has suggested that attractive fixed income opportunities on a risk-reward basis were somewhat limited, leading us to have a lower than minimum exposure to fixed income securities during the entire course of the year. For the year, we had an average 21% of portfolio assets allocated to fixed income.

In the fourth quarter of 2006, we sold our remaining position in corporate automotive bonds (then limited to GMAC issues).We originally established a position in these bonds back in May 2005, as the auto industry was hit with a steady stream of bad news and debt downgrades. In the interim, we made a number of successful tactical shifts in and out of specific positions. The remaining positions in our GMAC issues were up about 29% from purchase, at their time of sale.

Throughout the year, our fixed income position included U.S. Treasury Notes, which from a risk/reward perspective, appeared to be much more attractive than anything of longer duration, such as 10 year Treasuries. During the fiscal year, we added and then reduced our exposure to this position, which was finally eliminated in mid-July with a small gain.

Gains in our current fixed income positions have been much more impressive. In early January, we introduced positions in Australian and New Zealand Bonds. These issues offered attractive yields compared to U.S. Treasuries and also offered a way to play our expectations for a weakening dollar. Through September 30th, the Aussie Bonds had gained 15% on a total return basis and the New Zealand Bonds had gained 12%. Currently, about 5% of portfolio assets are allocated here.

Our positions in metals linked notes also benefited our fixed income performance. These notes offer slightly lower comparative yields, but they allow participation in metals price movements such as Aluminum, Copper, Zinc, Tin, Nickel, and Lead. Since their February introduction, these notes have gained 15% (total return), with much of this performance due to rising industrial metals spot prices.

Sustained leadership from Emerging Market equities continued to enhance performance during the year. For the fiscal year, we had an average 7.8% of assets deployed here, which is somewhat above our normal minimum core position (5%). For the 12-month period ended September 30, 2007, our Emerging Market positions had rallied 62%. After six years of very strong performance, we believe that expectations may now be running ahead of realities, and that Emerging Market equities are showing signs of a bubble. Currently, we have reduced our holding to about 5.4% of assets, which is still slightly above our normal core position of 5%.

In mid-July we eliminated our remaining positions in Japanese equities. To gain exposure initially, we employed a package of open-end mutual funds and exchange traded funds (ETFs). Established back in January 2006, this position never really gained much traction, although it did not adversely affect performance during its eighteen month holding period.

Over the last 12-months ended 9/30/07, the Leuthold Core Investment Fund’s +24.32% total return beat the S&P 500 by nearly 790 basis points. However, keep in mind our primary objective is not to beat some market index.While it is not difficult to achieve positive results investing in stocks during a strong rising market, our normal maximum limit of 70% in equity exposure can make it difficult for the Core Fund to match or exceed a stock market index that is 100% invested in stocks. Our primary objective is to make and keep positive returns for our investors. This means attempting to reduce risk when market conditions are looking less favorable or downright dire, as they were in 2000-2002.

The last five years shows how productive our approach can be. But it is no assurance we will do as well in future unfavorable stock market periods.

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Over the last five years (ended September 30, 2007), the Leuthold Core Investment Fund has a very wide performance advantage compared to the stock market. The Core Fund’s cumulative total return gain of +146.69% (+19.79% annualized), compares to the S&P 500’s cumulative total return gain of +105.11% (+15.45% annualized), and the Lipper Flexible Fund Index cumulative total return gain of +87.51% (+13.40% annualized).

LeutholdAssetAllocation Fund

This is the successor Fund to our flagship Leuthold Core Investment Fund, with current assets of about $800 million. This“new” Leuthold Asset Allocation Fund uses a different U.S. stock selection strategy, but otherwise follows the very same asset allocation directives and asset class investment vehicles as the Leuthold Core Investment Fund.
Hence, for details on asset allocation shifts and performance review of the various asset classes for the last 12-months, please refer to the preceding discussion of the Leuthold Core Investment Fund portfolio details.

As noted earlier, this Fund was officially launched on May 24, 2006 and thus does not yet have a long term performance track record. However, during the previous 12-month period ending September 30, 2007, the Leuthold AssetAllocation Fund generated a total return gain of 19.46% compared to a 16.43% total return gain for the S&P 500.

Unlike the Leuthold Core Investment Fund, the LeutholdAssetAllocation Fund employs a dual strategy approach to achieve its U.S. traded equity exposure. This dual strategy currently includes a combination of the Leuthold Select Equities stock selection and the Leuthold Undervalued & Unloved stock screening approach. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure.

The Leuthold Select Equities approach is a quantitative strategy that identifies momentum-based stock market leadership using a bottom-up stock picking discipline which employs growth, value and technical inputs. The Leuthold Undervalued & Unloved stock selection is a“value” seeking screening methodology which attempts to identify stocks that have very low expectations byWall Street. Individually, these two strategies are quite different, but used in tandem they allow us to construct an equity portfolio that has overall characteristics we believe are appropriate for an asset allocation strategy, and afford us the flexibility to adjust the mix to align with our market outlook. Details on the key performance drivers for both of these equity strategies are presented below in the discussions covering the“Leuthold Select Equities Fund”and“Leuthold Undervalued & Unloved Fund”.

Leuthold Select Industries Fund (closed to new investment)

As previously noted, this all-equity Fund was up 30.12% total return for the year ended September 30, 2007, compared to a 16.43% total return gain for the S&P 500. This latest 12-month gain for the Leuthold Select Industries Fund is up from the 8.67% total return gain for the previous fiscal year period (September 30, 2005 – September 30, 2006), a period when the S&P 500 total return was 10.80%.

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Since inception (June 19, 2000) through September 30, 2007, the Leuthold Select Industries Fund has produced a cumulative total return gain of +127.23% (+11.93% annualized) compared to a cumulative total return gain of 16.07% for the S&P 500 (2.07% annualized).

A year ago, as of September 30, 2006, the Leuthold Select Industries Fund was heavily exposed to four market sectors: Materials, Health Care, Industrials, and Financials. The combined weight of these sectors made up 85% of portfolio assets, including group positions in Industrial Metals, “Big” Pharmaceuticals, Airlines, and Life & Health Insurance.Additionally, there was a strong“value”stock theme within our portfolio holdings, evidenced by the positions in two separate value seeking screens:DeepValue and Undervalued & Unloved.

Over the past year, the Leuthold Select Industries Fund has somewhat reduced exposure to the Health Care sector. This is now limited to an 8% position in Managed Health Care stocks and a newer 7% position in Generic Pharmaceuticals stocks. During the most recent fiscal year, Telecommunications and Energy have emerged as the biggest portfolio overweights.Within the Telecom sector, we have held Integrated Telecom andWireless Telecom Services since early January, which together now represent a 19% position in the portfolio. These stocks are heavily concentrated in foreign companies that trade on U.S. exchanges in the form of ADRs.

Our Energy exposure is now mostly concentrated in Oil & Gas Drilling companies, where profitability has been greatly enhanced as oil prices have risen.Although we significantly reduced our exposure to Materials stocks over the last 12 months (15% vs. 29% a year ago) we remain concentrated in the Industrial Metals group, as we have been for a number of years.Even at 15% of portfolio assets,this still represents one of our single largest group holdings.Additionally, we have another 8% of assets in Mining Equipment companies, which are considered second-line beneficiaries of the secular rise in metals prices.

A year ago the portfolio had significant exposure to “value” stocks. But over the last year this has become less dominant, and“global growth”has now emerged as a more prevailing theme. Group holdings in Energy, Metals & Mining, Telecom, and Auto Parts & Equipment stocks are each beneficiaries of strong global demand, and thus could be considered less vulnerable to a slowdown in the U.S. economy. This is also reflected in our migration toward larger cap companies over the last 12 months, which generally have a greater percentage of profits and sales in international markets. Currently, we have only 2% of assets invested in small cap stocks compared to 9% a year ago.

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It is worth noting that of the ten group holdings in the portfolio one year ago, only the Industrial Metals position remains. More recently, we have seen an increase in the level of rotation within our industry group leadership analysis, providing additional evidence that the U.S. stock market and economy are in a period of transition.

The best equity industry group gains for this Fund (and the Core Fund’s“Select Industries”equity exposure), for the 12-months ended September 30, 2007, were Industrial Metals stocks (+119%),Wireless Telecom Services (+36%), and Integrated Telecom (+32%). There was also a strong performance contribution from Airlines (+22%) which was deactivated in early April.

Fortunately there were no major disappointments in our group holdings this year, however there is one position worth mentioning that fell far short of our expectations. Our biggest frustration came from the“defensive”Big Pharmaceuticals stocks. The group was deactivated after more than two years of inclusion in the Select Industries Portfolio. During this period, the group did not add to portfolio performance much, and also did not perform well during recent periods of market weakness. However, our move out of the proprietary drug manufacturers coincided with our new position in Generic Pharmaceuticals stocks, which we suspect will experience some political tailwinds in the coming election year.

Leuthold Select Equities Fund

This is the alternative Fund to the Leuthold Select Industries Fund, which is closed to further investment. The Leuthold Select Equities Fund has current assets of about $19 million. This all-equity Fund was up 34.54% total return for the year ended September 30, 2007, compared to a 16.43% total return gain for the S&P 500.

Performance in the most recent 12-month period ended September 30, 2007, was boosted by exposure to concentrations in the Materials sector, a theme that was also prevalent in our Select Industries Fund. This exposure included specific stock positions in Southern Copper (+192%), Chaparral Steel (+99%), Allegheny Technologies (+71%), and Titanium Metals (+45%).Additionally, several names from the Telecom sector were performance additive as well. These included stocks such as Vimpel Communications (+99%), and American Movil S.A. (+61%). Mining equipment manufacturer Terex Corp. gained 96%, benefiting from capital spending within the mining industry. Although the Consumer Discretionary sector generally experienced deteriorating fundamental conditions during the year, Tempur-Pedic International (+83%), and Guess? Inc. (+59%), were two portfolio names from this troubled sector that had exceptional performance.

Although fewer in number, some stock positions did not work as well over the last 12-months. Not surprisingly, many of these underperformers were companies dependent on consumer spending trends. These included Circuit City (-31%), AnnTaylor Stores (-22%), as well as CarMax (-15%). Other stock laggards included AMERIGROUP (-22%), AstraZeneca (-13%) and Hansen Natural (-10%). Currently, this portfolio has little or no exposure to sectors viewed as having poor prospects in the coming year - stocks in the Consumer Discretionary and Financial sectors.

Leuthold Undervalued & Unloved Fund

This is our newest fund, which offersValue investors a long-term strategy, seeking to identify stocks that have low expectations built into the price. The Leuthold Undervalued & Unloved Fund has current assets of about $12 million. This all-equity Fund was launched on November 14, 2006, and thus does not yet have a full year of performance to discuss in this annual review.

Since the November 14, 2006, launch the Leuthold Undervalued & Unloved Fund has gained +2.30% on a total return basis. This is compared to the +11.37% total return gain on the S&P 500 over the same period. Performance so far has been disappointing, although market conditions since its mid-November 2006 launch have led to growth stocks outperforming value stocks. Also, the Undervalued & Unloved portfolio typically has heavier exposure to Financial stocks, an area of the market that has underperformed for much of 2007.

That is not to say that the portfolio did not have some big winners. As we observed in many of our other equity portfolios, market leadership was focused on stocks having exposure to the Materials and Energy related industries. Leading the charge was Tsakos Energy Navigation (+73%), Lyondell Chemical (+60%), IPSCO Inc. (+55%), Chevron (+41%),and US Steel (+32%).Other strong performers included Omnivision Technologies (+59%),Tupperware (+36%), and SUPERVALU (+23%).

Unfortunately, these strong gains were offset by some notable decliners in the period spanning from its inception on November 14, 2006, through the fiscal year end of September 30, 2007. These include IndyMac Bancorp (-38%), RCN Corp. (-35%), Nautilus (-35%), Huntington Bancshares (-32%), and Komag (-30%). Although the environment has been less than favorable for “value” stocks since the Fund’s launch last November, we believe that the Leuthold Undervalued & Unloved Fund will potentially outperform the broad stock market during an extended period of decline. This is because one of the key goals of this Fund is to identify stocks with low expectations, and thus have less potential to disappoint investors when these expectations are not met.

Grizzly Short Fund

As noted earlier, one year ago we estimated that the coming 12-month period would become increasingly difficult for traditional 100% long-stock investment strategies and for the market indexes in general.As confirmed by recent new highs in several important broad market indexes, the bull market did indeed remain intact for the 12-months ended 9/30/07. Needless to say, for a strategy designed to profit in down market conditions, this was not a constructive period for profiting with the Grizzly Short Fund.As of October 22nd, the Grizzly Short Fund had assets of about $85 million.

●	For the fiscal year ended 9/30/07, the actively managed Grizzly Short Fund turned in a total return loss of -8.82%.

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On a relative basis[1], the Grizzly Fund loss compares favorably to the +16.43% total return gain of the S&P 500 and the S&P Mid Cap index total return gain of +18.76%.We believe the Mid Cap index is a more realistic benchmark considering the typical stock characteristics of the Grizzly Short Fund.

[1]
For a practical relative assessment of Grizzly Short Fund performance, one should compare the Fund’s performance to the inverse of traditional long-stock index results. For example, if the S&P 500 gains 5%, investors employing an S&P 500 index shortwould expect to lose about 5%. If the Grizzly Short Fund loses 3% over the same time frame, this would be considered relatively value-added for a short-selling strategy, since it is a smaller loss than the loss incurred by the index short. If the Grizzly Short Fund loses more than an index gains,it is not value-added over an index short.

Please keep in mind that the Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure can fluctuate day to day.The individual stock positions are similarly weighted across the portfolio,and there are limitations as to how much of the portfolio can be concentrated within a particular sector or sub-industry group therein.

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Those features combined with the Fund’s quantitative methodology make it unrealistic to attribute specific performance dynamics to isolated short positions.Sector concentrations and stock market themes are more practical portfolio characteristics to use when reviewing Grizzly Short Fund performance drivers.

The Grizzly Short Fund’s negative performance for the 12-months ended 9/30/07 is the expected consequence of having a 100% short portfolio while the stock market,in general,is rising in price.While a rising stock market environment is the fundamental basis behind the net losses incurred by the Grizzly Short Fund for the year ended 9/30/07, the following concentrations and themes were the most significant contributors to performance over the last year.

The Grizzly Short Fund had two of the top three heaviest portfolio sector weights benefit performance of this short selling strategy throughout the last 12-months (period ended 9/30/07). These included stocks from Financialsand Consumer Discretionarysectors. Specifically, Financial stocks related to Regional Banks, Diversified Banks, Investment Banking & Brokerage, and Consumer Finance produced net gains in the Grizzly Short Fund during the 12-month period ended 9/30/07. As for the Consumer Discretionary sector, for the 12-month period ended 9/30/07, the portfolio was beneficially influenced by heavy exposure to Homebuilding stocks sold-short.Additionally, short positions in Movies & Entertainment and Computer & Electronics Retail were beneficial to portfolio performance.

At the sector level, the Grizzly Short Fund had portfolio losses attributable to exposure in Information Technology(most significantly in Communications Equipment andApplication Software stocks),which was a significant performance detractor since it was one of the three largest sector weightings throughout the year. Outside of Information Technology, portfolio losses were less unified around sector themes. Biotechnology, Casinos & Gaming, Metal & Glass Containers, and Oil & Gas Exploration & Productionrepresent specific industries among the top performance detractors for the Grizzly Short Fund in the 12-month period ending September 30, 2007.

Additional Comments Related to the Grizzly Short Fund

While our most recent assessment of our broad market composite leaves us marginally“neutral”in our outlook for the stock market going forward, we continue to believe that a risk/reward assessment for U.S. equities suggests that the health of the stock market is questionable.

➢
Longer-term, we have doubts about the sustainability of an extended bull market run-up in stocks. The Grizzly Short Fund is a vehicle that endeavors to offer portfolio defense, however, not just in negative market conditions, but also in uncertain and transitioning market environments.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Asset Allocation Fund. The LeutholdAssetAllocation Fund is the successor to the Leuthold Core Investment Fund. It has the flexibility to overlay the short-selling strategy of the Grizzly Fund as a hedge against stock market declines when the Advisor views the stock market as overvalued and vulnerable to a downside correction.

The year-by-year results are volatile with the Grizzly Short Fund, and while the advantage for employing a short-selling strategy during down-market years is evident, we cannot stress the importance of being aware of the extreme down-side risk of short-selling in rising market conditions.As the past 12-months’Grizzly Short Fund performance demonstrates, you should expect to lose money during rising market conditions.

IN CLOSING

Looking ahead to the next twelve months, it should be evident from this letter that we believe the U.S. economy and stock market are both considered to be extended in terms of upside potential. From a risk/reward perspective, the list of stock market“negatives”suggests a cautious outlook is still prudent, despite a moderate improvement in our outlook recently.We continue to have lingering concerns about the sustainability of the bull market in the longer term, which is substantiated by rising market volatility, fading earnings growth, and poor stock market breadth, all of which historically have often characterized a transition into a down market.

Nevertheless, it is our disciplines, not our gut feelings, which will determine the course of our investment strategies over the coming twelve months. While no market cycle will exactly mimic the progression of a prior cycle, it is important to recognize that financial history can serve as a vast early-warning system. In addition, our quantitative disciplines are the guiding principles for our investment strategies, designed to remove emotions, severely restrict judgments, and diminish the potential for personal bias to come into play with portfolio decisions. We believe that adherence to these disciplines allow us to identify opportunities and attempt to protect assets in both up and down market cycles.

Our firm is majority employee-owned and operated.And, as we’ve noted in the past, although only Leuthold’s name is on the office door, we would like you to keep in mind that all our strategies are team-managed; typically involving all of the same professionals since each Fund’s inception, and in most cases the same investment professionals have been involved for many years prior, responsible for the research behind the development of the Fund concepts. The Portfolio Managers and other SeniorAnalysts make up the Investment Strategy Committee. This structure allows for an improved flow of insight and opinion from a mixture of backgrounds and experience.While our team approach eliminates the risks associated with a ‘one man show’, it also serves as a function of checks-and-balances for ensuring adherence to the investment disciplines. Portfolio decisions must always align with the methodologies.

Sincerely,

Steve Leuthold	Andy Engel, CFA	Eric Bjorgen, CFA
Portfolio Team Leader	Co-Portfolio Manager	Co-Portfolio Manager

Chuck Zender	Matt Paschke, CFA	James Floyd, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds

Expense Example – September 30, 2007 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:(1) transaction costs, including reinvested dividends or other distributions;redemption fees;and exchange fees;and (2) ongoing costs, including management fees;distribution and/or service fees;and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2007 – September 30, 2007).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.Although the Funds charge no sales load (the Core Investment Fund, Asset Allocation Fund, and Undervalued & Unloved Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual**	$1,000.00	$1,120.90	$6.43
Hypothetical (5% return
before expenses)***	1,000.00	1,019.00	6.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.65 and the Fund’s annualized expense ratio is 1.06%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.38 and the Fund’s annualized expense ratio is 1.06%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual**	$1,000.00	$1,122.10	$5.90
Hypothetical (5% return
before expenses)***	1,000.00	1,019.50	5.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.12 and the Fund’s annualized expense ratio is 0.96%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $4.88 and the Fund’s annualized expense ratio is 0.96%.

Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual	$1,000.00	$1,147.50	$7.07
Hypothetical (5% return
before expenses)	1,000.00	1,018.48	6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.

The Leuthold Funds

Expense Example Tables (Unaudited) (Continued)

Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual**	$1,000.00	$ 992.30	$14.21
Hypothetical (5% return
before expenses)***	1,000.00	1,010.80	14.34

*	Expenses are equal to the Fund’s annualized expense ratio of 2.85%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.78 and the Fund’s annualized expense ratio is 1.56%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.88 and the Fund’s annualized expense ratio is 1.56%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual**	$1,000.00	$1,076.60	$7.76
Hypothetical (5% return
before expenses)***	1,000.00	1,017.60	7.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.89 and the Fund’s annualized expense ratio is 1.32%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.70 and the Fund’s annualized expense ratio is 1.32%.

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual**	$1,000.00	$1,078.70	$6.46
Hypothetical (5% return
before expenses)***	1,000.00	1,018.85	6.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.60 and the Fund’s annualized expense ratio is 1.07%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.44 and the Fund’s annualized expense ratio is 1.07%.

The Leuthold Funds

Expense Example Tables (Unaudited) (Continued)

Leuthold Select Equities Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual	$1,000.00	$1,151.50	$9.98
Hypothetical (5% return
before expenses)	1,000.00	1,015.79	9.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.

Leuthold Undervalued & Unloved Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2007	September 30, 2007	April 1, 2007 - September 30, 2007

Actual	$1,000.00	$ 984.00	$7.46
Hypothetical (5% return
before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by
183/365 to reflect the one-half year period.

The Leuthold Funds

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2007* (Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2007*

Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2007*

*	Excludes short term investments.

The Leuthold Funds

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings
September 30, 2007* (Unaudited)

Leuthold Select Equities Fund
Allocation of Portfolio Holdings
September 30, 2007*

Leuthold Undervalued & Unloved Fund
Allocation of Portfolio Holdings
September 30, 2007*

The Leuthold Funds

		Market
		Value

Leuthold Core Investment Fund (Unaudited)

Components of Portfolio Holdings*
Common Stock		$908,305,886
Investment Companies		138,400,730
Corporate Bonds		69,568,851
Foreign Government Bonds		88,691,830
US Treasury Obligations		349,201,074
	Total:	$1,554,168,371

Leuthold Select Industries Fund (Unaudited)

Components of Portfolio Holdings*
Consumer Discretionary		$1,002,121
Energy		14,730,221
Consumer Staples		3,426,492
Financials		4,695,841
Health Care		12,977,579
Industrials		6,553,771
Information Technology		1,396,908
Materials		10,893,369
Telecommunication Services		15,218,002
Utilities		2,833,253
	Total:	$73,727,557

Grizzly Short Fund (Unaudited)

Components of Portfolio Holdings*
Short Securities:
Consumer Discretionary		$13,903,960
Consumer Staples		2,357,923
Financials		17,979,123
Health Care		13,453,386
Industrials		5,184,917
Information Technology		15,201,539
Materials		4,568,855
Telecommunication Services		1,962,794
Utilities		1,044,618
	Total:	$75,657,115

* Excludes short term investments.

The Leuthold Funds

		Market
		Value

Leuthold Asset Allocation Fund (Unaudited)

Components of Portfolio Holdings*
Common Stock		$365,458,378
Investment Companies		55,024,949
Corporate Bonds		24,852,651
Foreign Government Bonds		36,664,225
US Treasury Obligations		110,466,937
	Total:	$592,467,140

Leuthold Select Equities Fund (Unaudited)

Components of Portfolio Holdings*
Consumer Discretionary		$1,337,517
Consumer Staples		333,955
Energy		2,941,840
Health Care		1,872,945
Industrials		2,302,128
Information Technology		2,391,385
Materials		2,138,372
Telecommunication Services		2,110,288
Utilities		268,933
	Total:	$15,697,363

Leuthold Undervalued & Unloved Fund (Unaudited)

Components of Portfolio Holdings*
Consumer Discretionary		$877,330
Consumer Staples		517,520
Energy		1,915,326
Financials		3,532,090
Health Care		1,050,592
Industrials		195,749
Information Technology		486,001
Materials		1,492,574
Telecommunication Services		337,492
Utilities		793,563
	Total:	$11,198,237

* Excludes short term investments.

The Leuthold Funds

Leuthold Core Investment Fund – Investor Class

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	10Year

Leuthold Core Investment Fund –
Investor Class	24.32%	16.17%	19.79%	12.23%
Lipper Flexible Fund Index	16.38%	12.37%	13.40%	6.09%
S&P 500 Index	16.43%	13.13%	15.45%	6.57%

A $10,000 Investment in the Leuthold Core Investment Fund – Investor Class (A)

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The Lipper Flexible Fund Index is an equally weighted index of the largest mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/97. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Core Investment Fund – Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Core Investment Fund –
Institutional Class	24.53%	n/a	n/a	14.24%
Lipper Flexible Fund Index	16.38%	12.37%	13.40%	11.56%
S&P 500 Index	16.43%	13.13%	15.45%	13.31%

A $10,000 Investment in the Leuthold Core Investment Fund – Institutional Class (I)

The Lipper Flexible Fund Index is an equally weighted index of the largest mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Industries Fund

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Select Industries Fund	30.12%	22.84%	24.82%	11.93%
Russell 2000 Index	12.36%	13.42%	18.80%	7.52%
S&P 500 Index	16.43%	13.13%	15.45%	2.07%

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Grizzly Short Fund

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Grizzly Short Fund	(8.82%)	(9.69%)	(15.20%)	(1.92%)
Russell 2000 Index	12.36%	13.42%	18.80%	7.52%
S&P 500 Index	16.43%	13.13%	15.45%	2.07%

A $10,000 Investment in the Grizzly Short Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund – Investor Class

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Asset Allocation Fund –
Investor Class	19.46%	n/a	n/a	11.78%
Lipper Flexible Fund Index	16.38%	12.37%	13.40%	15.31%
S&P 500 Index	16.43%	13.13%	15.45%	17.51%

A $10,000 Investment in the LeutholdAssetAllocation Fund – Investor Class (A)

The Lipper Flexible Fund Index is an equally weighted index of the largest mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund – Institutional Class

Average Annual Rate of Return For Periods Ended September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Asset Allocation Fund –
Institutional Class	n/a	n/a	n/a	9.95%
Lipper Flexible Fund Index	16.38%	12.37%	13.40%	11.56%
S&P 500 Index	16.43%	13.13%	15.45%	7.50%

A $10,000 Investment in the LeutholdAssetAllocation Fund – Institutional Class (I)

The Lipper Flexible Fund Index is an equally weighted index of the largest mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Equities Fund

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Select Equities Fund	34.54%	n/a	n/a	16.63%
Russell 2000 Index	12.36%	13.42%	18.80%	11.02%
S&P 500 Index	16.43%	13.13%	15.45%	17.51%

A $10,000 Investment in the Leuthold Select Equities Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund

Average Annual Rate of Return For Periods Ended
September 30, 2007

	1Year	3Year	5Year	Since Inception

Leuthold Undervalued & Unloved Fund	n/a	n/a	n/a	2.30%
Russell 3000Value Index	13.88%	14.63%	17.70%	9.10%
S&P 500 Index	16.43%	13.13%	15.45%	11.37%

A $10,000 Investment in the Leuthold Undervalued & Unloved Fund

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/14/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2007

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved
	Fund	Fund	Short Fund	Fund	Fund	Fund
ASSETS:
Investments, at value (cost
$1,559,595,043, $63,011,431,
$77,119,311, $701,954,794,
$14,089,343, and $11,561,405,
respectively)	$1,769,112,177	$74,047,270	$ 77,049,949	$745,805,788	$16,235,998	$11,422,746
Cash	419,053	8,617	—	128,770	—	—
Receivable for fund shares sold	287,934	29,527	43,942	8,445,803	228,424	250
Deposit for short sales	3,336,841	—	283,943	739,922	—	—
Collateral at broker for securities
sold short	354,583,281	—	75,657,115	142,966,281	—	—
Interest receivable	7,758,903	332	1,062,983	2,525,967	1,876	574
Dividends receivable	1,197,771	97,423	—	379,539	4,381	21,999
Other assets	34,927	9,818	9,657	37,332	7,729	13,854
Total Assets	2,136,730,887	74,192,987	154,107,589	901,029,402	16,478,408	11,459,423
LIABILITIES:
Securities sold short, at market
value (proceeds $369,470,366,
$0, $80,421,579, $147,442,251,
$0, and $0, respectively)	354,583,281	—	75,657,115	142,966,281	—	—
Payable for investments
purchased	—	—	1,403,996	—	—	—
Payable for fund shares
purchased	1,448,627	54,634	134,036	492,943	—	216
Payable to Adviser	1,288,640	59,056	80,584	518,911	6,308	1,093
Dividends payable	363,167	—	60,222	148,207	—	—
Accrued expenses and other
liabilities	773,417	59,292	107,135	672,235	29,377	32,744
Total Liabilities	358,457,132	172,982	77,443,088	144,798,577	35,685	34,053
NET ASSETS	$1,778,273,755	$74,020,005	$ 76,664,501	$756,230,825	$16,442,723	$11,425,370

See notes to the financial statements.

The Leuthold Funds

Statements of Assets and Liabilities (Continued)
September 30, 2007

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved
	Fund	Fund	Short Fund	Fund	Fund	Fund
NET ASSETS CONSIST OF:
Capital stock	$1,272,312,638	$44,676,495	$105,022,253	$704,915,097	$14,047,473	$11,834,966
Accumulated net investment
income	3,509,138	269,187	142,526	370,885	—	61
Accumulated net realized
gain/(loss) on investments	278,013,197	18,038,484	(33,195,380)	2,600,118	248,595	(270,997)
Net unrealized
appreciation/(depreciation) on
investments and short positions	224,438,782	11,035,839	4,695,102	48,344,725	2,146,655	(138,660)
Total Net Assets	$1,778,273,755	$74,020,005	$ 76,664,501	$756,230,825	$16,442,723	$11,425,370

Retail Class Shares
Net assets	$1,574,861,576	$74,020,005	$ 76,664,501	$566,453,346	$16,442,723	$11,425,370
Shares outstanding
(1,000,000,000 shares of
$.0001 par value authorized)	74,345,165	3,373,193	15,726,025	49,540,266	1,336,002	1,128,540
Net AssetValue, Redemption
Price and Offering Price Per
Share	$21.18*	$21.94	$4.88	$11.43*	$12.31	$10.12*

Institutional Class Shares
Net assets	$ 203,412,179	n/a	n/a	$189,777,479	n/a	n/a
Shares outstanding
(1,000,000,000 shares of
$.0001 par value authorized)	9,610,397	n/a	n/a	16,594,422	n/a	n/a
Net AssetValue, Redemption
Price and Offering Price Per
Share	$21.17*	n/a	n/a	$11.44*	n/a	n/a

*Redemption price may differ from NAV if redemption fee is applied.

See notes to the financial statements.

The Leuthold Funds

Statements of Operations
For the Period Ended September 30, 2007

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved
	Fund	Fund	Short Fund	Fund	Fund	Fund*

INVESTMENT INCOME:
Dividend income (net of foreign taxes
withheld of $311,621, $22,172, $0,
$73,927, $4,415, and $920,
respectively)	$19,822,508	$1,375,663	$—	$ 4,468,559	$ 76,760	$193,297
Interest income	32,836,928	44,893	4,321,643	8,671,999	15,971	12,231
Total investment income	52,659,436	1,420,556	4,321,643	13,140,558	92,731	205,528
EXPENSES:
Investment advisory fee (Note 3)	15,247,671	748,801	583,121	3,495,051	80,345	50,937
Administration fee	879,917	22,327	22,037	197,125	2,612	3,781
Transfer agent fees and expenses	276,432	16,058	7,680	336,086	9,623	7,026
Legal fees	154,494	4,609	4,311	39,744	8,322	15,175
Audit fees	59,366	23,336	34,718	35,733	16,331	15,161
Fund accounting fees and expenses	228,797	12,081	7,929	58,092	3,332	4,123
Custody fees	175,051	17,760	598	82,256	1,043	2,758
Shareholder servicing fees and expenses	1,520,825	74,880	46,650	—	—	—
Federal and state registration	80,666	39,859	34,484	75,133	29,009	18,896
Reports to shareholders	325,750	17,116	5,239	107,291	3,794	3,402
Directors’ fees and expenses	74,704	3,537	2,223	21,837	320	440
Distribution (Rule 12b-1) fees	—	—	—	797,970	20,086	16,979
Other	101,497	4,513	3,665	11,447	163	119
Total expenses before dividends and
interest on short positions	19,125,170	984,877	752,655	5,257,765	174,980	138,797
Dividends and interest on short
positions	1,271,676	—	581,324	442,093	—	—
Securities lending credit (See Note 9)	(1,079,438)	(19,640)	—	(297,324)	(1,153)	(1,254)
Reimbursement from Adviser	—	—	—	—	(25,196)	(35,667)
Recoupment by Adviser	—	—	—	4,908	—	—
Total expenses	19,317,408	965,237	1,333,979	5,407,442	148,631	101,876
NET INVESTMENT INCOME/(LOSS)	$33,342,028	$ 455,319	$2,987,664	$ 7,733,116	$ (55,900)	$103,652

See notes to the financial statements.

The Leuthold Funds

Statements of Operations (Continued) For the Period Ended September 30, 2007

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved
	Fund	Fund	Short Fund	Fund	Fund	Fund*

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
AND SHORT POSITIONS:
Net realized gain (loss) on:
Investments	$252,000,837	$19,112,434	—	$ 2,534,950	$ 404,461	$(270,997)
Investment companies	42,372,608		—	2,600,520	4,488	—
Short positions	(4,811,633)	—	$(7,958,996)	(1,386,710)	—	—
Net unrealized appreciation
(depreciation) during the year on:
Investments	547,459	258,722	(69,362)	30,727,612	2,157,447	(138,660)
Investment companies	31,248,652	—	—	12,144,437	—
Short positions	14,887,085	—	5,197,665	4,475,971	—	—
Net realized and unrealized gain (loss)
on investments and short positions	336,245,008	19,371,156	(2,830,693)	51,096,780	2,566,396	(409,656)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	$369,587,036	$19,826,475	$156,971	$58,829,896	$2,510,496	$(306,005)

*Commencement of operations November 14, 2006.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Statements of Changes in NetAssets

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
OPERATIONS:
Net investment income	$33,342,028	$39,027,090
Net realized gain on investments	289,561,812	16,365,360
Net unrealized appreciation on investments	46,683,196	33,536,607
Net increase in net assets from operations	369,587,036	88,929,057
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(29,340,504)	(36,214,922)
From net investment income - Institutional Class	(3,601,449)	(2,287,242)
From net realized gains - Retail Class	(7,028,690)	(52,860,537)
From net realized gains - Institutional Class	(734,010)	—
Total distributions	(40,704,653)	(91,362,701)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	25,242,774	720,319,818
Proceeds from shares sold - Institutional Class	35,218,929	141,259,594
Proceeds from shares issued to holders in reinvestment
of dividends - Retail Class	33,727,705	83,593,622
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	3,704,576	1,940,121
Cost of shares redeemed - Retail Class *	(271,005,027)	(426,785,031)
Cost of shares redeemed - Institutional Class *	(7,008,448)	(1,330,668)
Net increase (decrease) in net assets from capital share
transactions	(180,119,491)	518,997,456
TOTAL INCREASE IN NET ASSETS:	148,762,892	516,563,812
NET ASSETS
Beginning of period	1,629,510,863	1,112,947,051
End of period (including accumulated net investment
income of $3,509,138 and $2,990,325, respectively)	$1,778,273,755	$1,629,510,863

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,304,653	41,144,127
Shares sold - Institutional Class	1,831,770	7,914,236
Shares issued to holders in reinvestment of dividends -
Retail Class	1,731,782	4,897,534
Shares issued to holders in reinvestment of dividends -
Institutional Class	189,353	110,999
Shares redeemed - Retail Class	(14,149,110)	(24,179,738)
Shares redeemed - Institutional Class	(360,822)	(75,139)
Net increase (decrease) in shares outstanding	(9,452,374)	29,812,019

* Net of redemption fees of (Retail Class):	$2,926	$10,163
* Net of redemption fees of (Institutional Class):	$—	$360

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund

Statements of Changes in NetAssets

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006

OPERATIONS:
Net investment income	$455,319	$200,294
Net realized gain on investments	19,112,434	768,952
Net unrealized appreciation (depreciation) on
investments during the period	258,722	3,759,420
Net increase in net assets from operations	19,826,475	4,728,666
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(520,162)	(186,217)
From net realized gains	(1,276,159)	(525,301)
Total distributions	(1,796,321)	(711,518)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,157,656	102,719,187
Proceeds from shares issued to holders in reinvestment
of dividends	1,691,939	656,576
Cost of shares redeemed	(23,129,869)	(62,320,268)
Net increase (decrease) in net assets from capital share
transactions	(20,280,274)	41,055,495
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(2,250,120)	45,072,643
NET ASSETS
Beginning of period	76,270,125	31,197,482
End of period (including accumulated net investment
income of $269,188 and $334,218, respectively)	$74,020,005	$76,270,125

CHANGES IN SHARES OUTSTANDING:
Shares sold	59,643	6,048,563
Shares issued to holders in reinvestment of dividends	91,297	39,412
Shares redeemed	(1,199,123)	(3,608,089)
Net increase (decrease) in shares outstanding	(1,048,183)	2,479,886

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Statements of Changes in NetAssets

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006

OPERATIONS:
Net investment income	$2,987,664	$4,731,665
Net realized loss on short positions	(7,958,996)	(13,935,068)
Net unrealized appreciation (depreciation) on short
positions during the period	5,128,303	(1,241,976)
Net increase (decrease) in net assets from operations	156,971	(10,445,379)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,948,289)	(4,654,052)
Total distributions	(2,948,289)	(4,654,052)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,639,911	145,206,015
Proceeds from shares issued to holders in reinvestment
of dividends	2,304,073	3,524,411
Cost of shares redeemed	(64,211,158)	(139,592,870)
Net increase (decrease) in net assets from capital share
transactions	30,732,826	9,137,556
TOTAL INCREASE (DECREASE) IN NET ASSETS:	27,941,508	(5,961,875)
NET ASSETS
Beginning of period	48,722,993	54,684,868
End of period (including accumulated net investment
income of $142,526 and $77,613, respectively)	$76,664,501	$48,722,993

CHANGES IN SHARES OUTSTANDING:
Shares sold	19,316,350	22,951,853
Shares issued to holders in reinvestment of dividends	467,995	589,588
Shares redeemed	(12,626,191)	(23,115,132)
Net increase (decrease) in shares outstanding	7,158,154	426,309

See notes to the financial statements.

The Leuthold Funds

Leuthold Asset Allocation Fund
Statements of Changes in Net Assets

		Period from
		May 24, 2006(1)
	Year Ended	through
	September 30, 2007	September 30, 2006
OPERATIONS:
Net investment income	$7,733,116	$262,386
Net realized gain (loss) on investments	3,748,760	(1,122,507)
Net unrealized appreciation on investments during the
period	47,348,020	996,705
Net increase in net assets from operations	58,829,896	136,584
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(6,040,593)	—
From net investment income - Institutional Class	(1,613,340)	—
Total distributions	(7,653,933)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	595,154,917	78,545,320
Proceeds from shares sold - Institutional Class	237,369,076	—
Proceeds from shares issued to holders in reinvestment
of dividends - Retail Class	5,657,844	—
Proceeds from shares issued to holders in reinvestment
of dividends - Institutional Class	1,599,168	—
Cost of shares redeemed - Retail Class *	(154,169,902)	(1,108,874)
Cost of shares redeemed - Institutional Class *	(58,129,271)	—
Net increase in net assets from capital share
transactions	627,481,832	77,436,446
TOTAL INCREASE IN NET ASSETS:	678,657,795	77,573,030
NET ASSETS
Beginning of period	77,573,030	—
End of period (including accumulated net investment
income of $370,885 and $262,386, respectively)	$756,230,825	$77,573,030

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	55,413,064	8,087,502
Shares sold - Institutional Class	21,754,868	—
Shares issued to holders in reinvestment of dividends -
Retail Class	514,877	—
Shares issued to holders in reinvestment of dividends -
Institutional Class	142,673	—
Shares redeemed - Retail Class	(14,360,903)	(114,274)
Shares redeemed - Institutional Class	(5,303,119)	—
Net increase in shares outstanding	58,161,460	7,973,228

* Net of redemption fees of (Retail Class):	$3,914	—
* Net of redemption fees of (Institutional Class):	$71	—

(1) Commencement of operations.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Statements of Changes in Net Assets

		Period from
		May 24, 2006(1)
	Year Ended	through
	September 30, 2007	September 30, 2006

OPERATIONS:
Net investment loss	$(55,900)	$(2,707)
Net realized gain (loss) on investments	408,949	(104,454)
Net unrealized appreciation (depreciation) on
investments during the period	2,157,447	(10,792)
Net increase (decrease) in net assets from operations	2,510,496	(117,953)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,186,156	3,704,493
Cost of shares redeemed	(3,535,644)	(304,825)
Net increase in net assets from capital share
transactions	10,650,512	3,399,668
TOTAL INCREASE IN NET ASSETS:	13,161,008	3,281,715
NET ASSETS
Beginning of period	3,281,715	—
End of period (including accumulated net investment
income of $0 and $0, respectively)	$16,442,723	$3,281,715

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,313,814	391,304
Shares redeemed	(336,389)	(32,727)
Net increase in shares outstanding	977,425	358,577

(1) Commencement of operations.

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Statements of Changes in Net Assets

Period from
November 14, 2006(1)
through
September 30, 2007

OPERATIONS:
Net investment income	$103,652
Net realized loss on investments	(270,997)
Net unrealized depreciation on investments during the
period	(138,660)
Net increase in net assets from operations	(306,005)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(103,591)
Total distributions	(103,591)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,177,994
Proceeds from shares issued to holders in reinvestment
of dividends	103,358
Cost of shares redeemed*	(2,446,386)
Net increase in net assets from capital share
transactions	11,834,966
TOTAL INCREASE IN NET ASSETS:	11,425,370
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment
income of $61)	$11,425,370

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,354,074
Shares issued to holders in reinvestment of dividends	9,860
Shares redeemed	(235,394)
Net increase in shares outstanding	1,128,540

* Net of redemption fee	$—

(1) Commencement of operations.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund – Retail
Financial Highlights

	Years Ended September 30,
	2007	2006	2005	2004	2003
Per Share Data:(5)
Net asset value, beginning of period	$17.45	$17.50	$15.49	$13.39	$9.95
Income (loss) from investment
operations:
Net investment income(1)	0.39	0.43	0.09	—	0.09
Net realized and unrealized gains
(losses) on investments and short
positions	3.81	0.68	2.65	2.15	3.44
Total from investment operations	4.20	1.11	2.74	2.15	3.53
Less distributions:
From net investment income	(0.38)	(0.42)	(0.09)	—	(0.09)
In excess of net investment income			—	(0.05)	—
From net realized gains	(0.09)	(0.74)	(0.64)	—	—
Total distributions	(0.47)	(1.16)	(0.73)	(0.05)	(0.09)
Net asset value, end of period	$21.18	$17.45	$17.50	$15.49	$13.39

Total return	24.32%	6.64%	18.26%	16.03%	35.60%
Supplemental data and ratios:
Net assets, end of period	$1,574,861,576	$1,490,923,347	$1,112,947,051	$511,455,363	$317,603,196
Ratio of expenses to average net
assets:
Before expense reimbursement(2)	1.15%	1.39%	1.74%	1.37%	1.31%
After expense reimbursement(2)	1.15%	1.39%	1.74%	1.37%	1.31%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(3)	1.96%	2.51%	0.67%	(0.03%)	0.71%
After expense reimbursement(3)	1.96%	2.51%	0.67%	(0.03%)	0.71%
Portfolio turnover rate(4)	144.17%	86.40%	163.88%	132.96%	89.59%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.08% and 1.08%, respectively, for the year ended September 30, 2007,
1.08% and 1.08%, respectively, for the year ended September 30, 2006, 1.19% and 1.19%, respectively, for the year ended September 30, 2005,
1.21% and 1.21%, respectively, for the year ended September 30, 2004, 1.21% and 1.21%, respectively, for the year ended September 30, 2003, and 1.21% and 1.21%, respectively, for the year ended September 30, 2002.
(3)	The net investment income (loss) ratios include dividends on short positions.
(4)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(5)	For a share outstanding throughout the period. Rounded to the nearest cent.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund – Institutional
Financial Highlights

		Period from
		January 31, 2006(1)
	Year Ended	through
	September 30, 2007	September 30, 2006
Per Share Data:(6)
Net asset value, beginning of period	$17.43	$17.74
Income (loss) from investment operations:
Net investment income(2)	0.40	0.30
Net realized and unrealized gains (losses) on
investments and short positions	3.83	(0.27)
Total from investment operations	4.23	0.03
Less distributions:
From net investment income	(0.40)	(0.34)
From net realized gains	(0.09)	—
Total distributions	(0.49)	(0.34)
Net asset value, end of period	$21.17	$17.43

Total return	24.53%	0.17	%(7)
Supplemental data and ratios:
Net assets, end of period	$203,412,179	$103,587,516
Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.05%	1.32%
After expense reimbursement(3)	1.05%	1.32%
Ratio of net investment income to average net assets:
Before expense reimbursement(4)	2.06%	2.83%
After expense reimbursement(4)	2.06%	2.83%
Portfolio turnover rate(5)	144.17%	86.40%

(1)	Commencement of share class operations.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 0.98% and 0.98%, respectively, for the year ended September 30, 2007,
0.99% and 0.99%, respectively, for the year ended September 30, 2006.
(4)	The net investment income ratios include dividends on short positions.
(5)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(6)	For a share outstanding throughout the period. Rounded to the nearest cent.
(7)	Not Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Financial Highlights

	Years Ended September 30,
	2007	2006	2005	2004	2003
Per Share Data:(2)
Net asset value, beginning of period	$17.25	$16.07	$12.26	$10.40	$7.50
Income (loss) from investment
operations:
Net investment income (loss)(1)	0.13	0.04	(0.02)	(0.13)	(0.11)
Net realized and unrealized gains
(losses) on investments	4.98	1.34	3.83	1.99	3.01
Total from investment operations	5.11	1.38	3.81	1.86	2.90
Less distributions:
From net investment income	(0.12)	(0.03)	—	—	—
From net realized gains	(0.30)	(0.17)	—	—	—
Total distributions	(0.42)	(0.20)	—	—	—
Net asset value, end of period	$21.94	$17.25	$16.07	$12.26	$10.40

Total return	30.12%	8.67%	31.08%	17.88%	38.67%
Supplemental data and ratios:
Net assets, end of period	$74,020,005	$76,270,125	$31,197,482	$20,776,181	$17,215,408
Ratio of expenses to average net assets:
Before expense reimbursement or
recovery	1.29%	1.30%	1.56%	1.63%	1.80%
After expense reimbursement or
recovery	1.29%	1.32%	1.60%	1.72%	1.95%
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement or
recovery	0.61%	0.26%	(0.16%)	(0.94%)	(1.41%)
After expense reimbursement or
recovery	0.61%	0.24%	(0.20%)	(1.03%)	(1.56%)
Portfolio turnover rate	132.08%	179.88%	156.11%	165.86%	184.71%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Financial Highlights

	Years Ended September 30,
	2007	2006	2005	2004	2003
Per Share Data:(6)
Net asset value, beginning of period	$5.69	$6.72	$7.56	$8.93	$14.17
Income (loss) from investment operations:
Net investment income (loss)(1)	0.31	0.36	0.08	(0.14)	(0.13)
Net realized and unrealized gains
(losses) on short positions	(0.81)	(1.04)	(0.84)	(1.23)	(3.76)
Total from investment operations	(0.50)	(0.68)	(0.76)	(1.37)	(3.89)
Less distributions:
From net investment income	(0.31)	(0.35)	(0.08)	—	—
From net realized gains	—	—	—	—	(1.25)
Return of capital	—	—	— (5)	—	(0.10)
Total distributions	(0.31)	(0.35)	(0.08)	—	(1.35)
Net asset value, end of period	$4.88	$5.69	$6.72	$7.56	$8.93

Total return	(8.82%)	(10.23%)	(10.00%)	(15.34%)	(29.68%)
Supplemental data and ratios:
Net assets, end of period	$76,664,501	$48,722,993	$54,684,868	$21,754,861	$22,332,738
Ratio of expenses to average net assets:
Before expense reimbursement or
recovery(2)	2.86%	2.93%	2.94%	3.60%	3.49%
After expense reimbursement or
recovery(2)	2.86%	2.93%	2.94%	3.60%	3.61%
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement or
recovery(3)	6.40%	5.57%	1.66%	(2.31%)	(1.75%)
After expense reimbursement or
recovery(3)	6.40%	5.57%	1.66%	(2.31%)	(1.87%)
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement or recovery and after expense reimbursement or recovery ratios excluding dividends on short positions were 1.61% and 1.61%, respectively, for the year ended
September 30, 2007, 1.57% and 1.57%, respectively, for the year ended September 30, 2006, 1.77% and 1.77%, respectively, for the year ended
September 30, 2005, 2.12% and 2.12%, respectively, for the year ended September 30, 2004, 1.95% and 2.07%, respectively, for the year ended
September 30, 2003, 1.98% and 2.50% respectively, for the year ended September 30, 2002.
(3)	The net investment income (loss) ratios include dividends on short positions.
(4)	The portfolio turnover ratios exclude purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(5)	Less than one cent per share.
(6)	For a share outstanding throughout the period. Rounded to the nearest cent.

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund – Retail
Financial Highlights

		Period from
		May 24, 2006(1)
	Year Ended	through
	September 30, 2007	September 30, 2006
Per Share Data:(6)
Net asset value, beginning of period	$9.73	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.16	0.03
Net realized and unrealized gains (losses) on
investments and short positions	1.72	(0.30)
Total from investment operations	1.88	(0.27)
Less distributions:
From net investment income	(0.18)	—
Total distributions	(0.18)	—
Net asset value, end of period	$11.43	$9.73

Total return	19.46%	(2.70	%)(7)
Supplemental data and ratios:
Net assets, end of period	$566,453,346	$77,573,030
Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.43%	1.78%
After expense reimbursement(3)	1.43%	1.73%
Ratio of net investment income to average net assets:
Before expense reimbursement(4)	1.97%	2.71%
After expense reimbursement(4)	1.97%	2.76%
Portfolio turnover rate(5)	196.15%	26.83%

(1)	Commencement of operations.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.32% and 1.32%, respectively, for the year ended September 30, 2007,
1.55% and 1.50%, respectively, for the period ended September 30, 2006.
(4)	The net investment income ratios include dividends on short positions.
(5)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(6)	For a share outstanding throughout the period. Rounded to the nearest cent.
(7)	Not Annualized.

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund – Institutional
Financial Highlights

Period from
January 31, 2007(1)
through
September 30, 2007
Per Share Data:(7)
Net asset value, beginning of period	$10.53
Income from investment operations:
Net investment income(2)	0.12
Net realized and unrealized gains on investments and
short positions	0.92
Total from investment operations	1.04
Less distributions:
From net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$11.44

Total return(6)	9.95%
Supplemental data and ratios:
Net assets, end of period	$189,777,479
Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.22%
After expense reimbursement(3)	1.22%
Ratio of net investment income to average net assets:
Before expense reimbursement(4)	2.11%
After expense reimbursement(4)	2.11%
Portfolio turnover rate(5)	196.15%

(1)	Commencement of operations.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	The ratio of expenses to average net assets include dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.08% and 1.08%, respectively, for the period ended September 30, 2007.
(4)	The net investment income ratios include dividends on short positions.
(5)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(6)	Not Annualized.
(7)	For a share outstanding throughout the period. Rounded to the nearest cent.

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Financial Highlights

		Period from
		May 24, 2006(1)
	Year Ended	through
	September 30, 2007	September 30, 2006
Per Share Data:(3)
Net asset value, beginning of period	$9.15	$10.00
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on
investments and short positions	3.20	(0.84)
Total from investment operations	3.16	(0.85)
Net asset value, end of period	$12.31	$9.15

Total return	34.54%	(8.50	%)(4)
Supplemental data and ratios:
Net assets, end of period	$16,442,723	$3,281,715
Ratio of expenses to average net assets:
Before expense reimbursement	2.16%	6.20%
After expense reimbursement	1.85%	1.85%
Ratio of net investment income (loss) to average net
assets:
Before expense reimbursement	(1.01%)	(4.74%)
After expense reimbursement	(0.70%)	(0.39%)
Portfolio turnover rate	191.08%	88.00%

(1)	Commencement of operations.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	For a share outstanding throughout the period. Rounded to the nearest cent.
(4)	Not Annualized.

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Financial Highlights

Period from
November 14, 2006(1)
through
September 30, 2007
Per Share Data:(4)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.11
Net realized and unrealized gains on investments and
short positions	0.12
Total from investment operations	0.23
Less distributions:
From net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$10.12

Total return(3)	2.30%
Supplemental data and ratios:
Net assets, end of period	$11,425,370
Ratio of expenses to average net assets:
Before expense reimbursement	2.03%
After expense reimbursement	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.00%
After expense reimbursement	1.53%
Portfolio turnover rate	56.25%

(1)	Commencement of operations.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not Annualized.
(4)	For a share outstanding throughout the period. Rounded to the nearest cent.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments
September 30, 2007

	Shares	Value
COMMON STOCKS - 51.08%
Diversified Telecommunication Services -
5.96%
Alltel Corp.	63,171	$4,401,755
AT&T, Inc.	425,224	17,991,227
CenturyTel, Inc.	176,784	8,170,956
Embarq Corp.	149,441	8,308,920
Philippine Long Distance
Telephone - ADR	150,384	9,675,707
Qwest Communications
International (a)	1,509,969	13,831,316
Tele Norte Leste
Participacoes SA	302,654	6,797,609
Telefonos de Mexico SA de
CV - ADR	376,667	12,381,044
Verizon Communications,
Inc.	413,910	18,327,935
Windstream Corp.	429,938	6,070,725
		105,957,194
Electrical Equipment - 0.50%
Superior Essex, Inc. (a)	237,597	8,857,616
Energy Equipment & Services - 7.48%
Diamond Offshore Drilling	233,755	26,482,104
ENSCO International, Inc.	374,385	21,002,999
GlobalSantaFe Corp.	222,983	16,951,168
Noble Corp.	520,258	25,518,655
Pride International, Inc. (a)	684,328	25,012,188
Transocean, Inc. (a)	160,284	18,120,106
		133,087,220
Food & Staples Retailing - 0.46%
BJ’sWholesale Club,
Inc. (a)	142,370	4,720,989
Performance Food Group
Co. (a)	113,613	3,423,160
		8,144,149

	Shares	Value
Health Care Providers & Services - 3.75%
Aetna, Inc.	417,233	$22,643,235
Cigna Corp.	440,848	23,492,790
Health Net, Inc. (a)	208,841	11,287,856
Humana, Inc. (a)	131,527	9,191,107
		66,614,988
HospitalAnd Medical Service Plans - 0.57%
WellCare Health Plans,
Inc. (a)	96,170	10,139,203
Independent Power Producers &
Energy Traders - 1.95%
Dynegy, Inc. (a)	430,881	3,981,340
Mirant Corp. (a)	296,054	12,043,477
NRG Energy, Inc. (a)	443,138	18,740,306
		34,765,123
Insurance - 3.24%
Arch Capital Group
Ltd. (a)	116,442	8,664,449
Everest Re Group Ltd.	188,569	20,787,846
Loews Corp. - Carolina
Group	148,970	12,249,803
Odyssey Re Holdings Corp.	82,499	3,061,538
PartnerRe Ltd	106,542	8,415,753
Reinsurance Group Of
America	77,785	4,409,632
		57,589,021
IT Services - 0.46%
Accenture Ltd.	205,069	8,254,027

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Machinery - 4.47%
Bucyrus International, Inc.
- Class A	186,405	$13,594,517
Caterpillar, Inc.	162,778	12,766,679
Joy Global, Inc.	454,013	23,091,101
Kennametal, Inc.	95,699	8,036,802
Terex Corp. (a)	246,615	21,953,667
		79,442,766
Metals & Mining - 7.70%
Alcoa, Inc.	264,469	10,346,027
Aluminum Corp of China
Ltd. - ADR	68,828	4,820,025
BHP Billiton Ltd. - ADR	198,941	15,636,763
Century Aluminum Co. (a)	60,814	3,201,857
CompanhiaVale do Rio
Doce - ADR	454,452	15,419,556
FNX Mining Co, Inc. (a)
(b)	143,412	4,759,493
Freeport-McMoran Copper
& Gold, Inc.	441,871	46,347,849
Nucor Corp.	93,342	5,551,049
PAN American Silver
Corp. (a)	109,842	3,174,434
Southern Copper Corp.	158,687	19,650,211
Titanium Metals Corp. (a)	239,483	8,037,050
		136,944,314
Oil & Gas - 2.68%
ChevronTexaco Corp.	201,769	18,881,543
Exxon Mobil Corp.	173,955	16,101,275
Overseas Shipholding
Group, Inc.	110,784	8,511,534
Sunoco, Inc.	58,928	4,170,924
		47,665,276

	Shares	Value
Pharmaceuticals - 4.70%
GlaxoSmithKline PLC -
ADR	369,596	$19,662,507
Mylan Laboratories	1,049,361	16,747,802
Par Pharmaceutical Cos,
Inc. (a)	378,714	7,028,932
Teva Pharmaceutical
Industries, Ltd. - ADR	587,602	26,130,661
Watson Pharmaceuticals,
Inc. (a)	430,838	13,959,151
		83,529,053
Specialty Retail - 0.42%
Autozone, Inc. (a)	64,114	7,446,200
Tobacco - 1.94%
Altria Group, Inc.	227,697	15,831,772
Reynolds American, Inc.	292,754	18,616,227
		34,447,999
Wireless Telecommunication Services - 4.80%
America Movil SA de CV -
ADR	209,664	13,418,496
Millicom International
Cellular, SA (a)	112,738	9,458,718
Mobile Telesystems -
ADR (a)	244,679	16,958,702
Rogers Communications,
Inc.	106,070	4,829,367
SK Telecom Co., Ltd. -
ADR (a)	338,482	10,052,915
United States Cellular
Corp. (a)	67,494	6,627,911
Vimpekom-SP - ADR	421,925	11,408,852
Vodafone Group, PLC -
ADR	348,947	12,666,776
		85,421,737

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
TOTAL COMMON STOCKS
(Cost $768,139,417)		$908,305,886
INVESTMENT COMPANIES - 7.78%
Exchange Traded Funds - 5.60%
iShares China 25 Fund	40,215	$7,238,700
iShares MSCI Brazil Index
Fund	135,877	9,993,753
iShares MSCI Emerging
Markets Index Fund	81,975	12,251,164
iShares MSCI Malaysia
Index Fund	250,850	2,982,606
iShares MSCI South Africa
Fund	25,676	3,418,759
iShares MSCI South Korea
Index Fund	146,832	9,993,386
iShares MSCI Taiwan
Index Fund	169,169	2,842,039
iShares S&P Latin America
Fund	33,185	8,014,178
iShares Silver Trust (a)	47,000	6,428,190
UltraShort Dow 30
ProShares	251,352	11,660,219
UltraShort Russell 2000
ProShares (a)	194,240	12,798,474
UltraShort S&P ProShares	235,937	11,954,928
		99,576,396
Mutual Funds - 2.18%
ING Russia Fund	126,319	8,964,890
Matthews China Fund	239,397	10,011,581
Matthews India Fund (a)	234,534	4,850,159
Matthews Korea Fund	767,087	5,645,761
USGI Accolade Funds:
Eastern European
Fund (a)	170,345	9,351,943
		38,824,334

	Shares	Value
TOTAL INVESTMENT COMPANIES
(Cost $81,242,613)		$138,400,730

	Principal
	Amount	Value
CORPORATE BONDS - 3.91%
Citigroup Funding, Inc.
(Aluminum)
4.450%, 05/22/2008 (c)	$11,159,000	$10,695,901
Citigroup Funding, Inc.
(Copper)
4.450%, 05/22/2008 (c)	20,296,000	27,742,602
Citigroup Funding, Inc.
(Lead)
4.450%, 05/22/2008 (c)	3,297,000	7,116,575
Citigroup Funding, Inc.
(Nickel)
4.450%, 05/22/2008 (c)	15,016,000	14,051,973
Citigroup Funding, Inc.
(Tin)
4.450%, 05/22/2008 (c)	2,651,000	3,249,861
Citigroup Funding, Inc.
(Zinc)
4.450%, 05/22/2008 (c)	7,187,000	6,711,939
TOTAL CORPORATE BONDS
(Cost $59,606,000)		$69,568,851
FOREIGN GOVERNMENT BONDS - 4.99%
Australian Government
Bond (b)
5.250%, 08/15/2010	62,385,000	53,646,173
New Zealand Government
Bond (b)
6.000%, 11/15/2011	47,415,000	35,045,657
TOTAL FOREIGN GOVERNMENT
BONDS (Cost $81,379,171)		$88,691,830

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2007

	Principal
	Amount	Value
INVESTMENTS SUBJECT TO
BANKRUPTCY
PROCEEDINGS - 0.47%
(See Note 6) (a)(e)
(Cost $13,052,724)		8,385,021
U.S. TREASURY OBLIGATIONS - 19.64%
U.S. Treasury Note - 19.64%
4.625%, 03/31/2008 (d)	$100,000,000	$100,234,400
4.875%, 05/31/2008 (d)	142,300,000	142,944,761
3.125%, 10/15/2008 (d)	107,000,000	106,021,913
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $349,616,333)		$349,201,074
SHORT TERM INVESTMENTS - 11.61%
Demand Note - 0.00%
U.S. Bank, N.A.
4.88%	962	962
U.S. Treasury Bills - 11.61%
U.S. Treasury Bill
4.12%, 11/15/2007 (d)	110,867,000	110,342,132
4.10%, 11/23/2007 (d)	96,729,000	96,215,691
		206,557,823
TOTAL SHORT TERM
INVESTMENTS
(Cost $206,558,785)		$206,558,785
Total Investments
(Cost $1,559,595,043)
- 99.48%		$1,769,112,177
OtherAssets in Excess of
Liabilities - 0.52%		9,161,578
TOTAL NETASSETS - 100.00%		$1,778,273,755
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing

(b)	Foreign issue security
(c)	Performance is linked to the price of the referenced metal
(d)	A portion of these securities constitutes proceeds from securities sold short.
(e)	Prepaid forward contract was executed as of October 19, 2005 and based on the counterparty’s bankruptcy, the Fund has not received delivery on the executed value of the contract. The contract is currently being fair valued based on a valuation approach approved by the Fund’s Board of Directors.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Securities Sold Short
September 30, 2007

	Shares	Value
COMMON STOCKS - 12.90%
Air Freight & Logistics - 0.21%
Expeditors International
Washington, Inc.	79,892	$3,778,892
Automobiles - 0.20%
Ford Motor Co. (a)	415,999	3,531,832
Banks - 0.20%
Hudson City Bancorp, Inc.	235,360	3,619,837
Beverages - 0.39%
Coca-Cola Enterprises, Inc.	142,161	3,443,139
Constellation Brands, Inc. -
Class A (a)	140,682	3,405,911
		6,849,050
Biotechnology - 0.82%
Affymetrix, Inc. (a)	125,254	3,177,694
Alkermes, Inc. (a)	205,517	3,781,513
OSI Pharmaceuticals,
Inc. (a)	112,061	3,808,953
Vertex Pharmaceuticals,
Inc. (a)	100,467	3,858,937
		14,627,097
Capital Markets - 0.39%
BlackRock, Inc.	19,010	3,296,524
Investment Technology
Group, Inc. (a)	83,786	3,601,122
		6,897,646
Chemicals - 0.36%
Chemtura Corp.	368,972	3,280,161
The Scotts Co.	74,919	3,202,787
		6,482,948

	Shares	Value
Commercial Banks - 1.17%
Associated Banc-Corp	102,727	$3,043,801
Commerce Bancorp Inc.	103,225	4,003,065
Cullen/Frost Bankers, Inc.	65,512	3,283,461
FirstMerit Corp.	172,353	3,405,695
NewAlliance Bancshares,
Inc.	223,063	3,274,565
Westamerica
Bancorporation	77,279	3,849,267
		20,859,854
Commercial Services & Supplies - 0.16%
HNI Corp.	80,950	2,914,200
Communications Equipment - 0.44%
JDS Uniphase Corp. (a)	266,618	3,988,605
Motorola, Inc.	205,305	3,804,302
		7,792,907
Computers & Peripherals - 0.19%
Electronics for Imaging (a)	125,625	3,374,288
Containers & Packaging - 0.18%
Smurfit-Stone Container
Corp. (a)	269,791	3,151,159
Diversified Telecommunication Services -
0.23%
TimeWarner Telecom,
Inc. (a)	184,786	4,059,748

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Health Care Equipment & Supplies - 1.08%
Advanced Medical Optics,
Inc. (a)	89,474	$2,737,010
Boston Scientific Corp. (a)	216,966	3,026,676
Cooper Cos, Inc.	63,217	3,313,835
Illumina, Inc. (a)	70,808	3,673,519
Resmed, Inc. (a)	74,769	3,205,347
Sirona Dental Systems,
Inc. (a)	90,843	3,240,370
		19,196,757
Health Care Providers & Services - 0.19%
Brookdale Senior Living,
Inc.	85,180	3,391,016
Hotels, Restaurants & Leisure - 0.55%
Scientific Games Corp. -
Class A (a)	92,710	3,485,896
Starbucks Corp. (a)	125,254	3,281,655
Wendy’s International,
Inc.	85,243	2,975,833
		9,743,384
Household Durables - 0.88%
Centex Corp.	61,786	1,641,654
D.R. Horton, Inc.	102,105	1,307,965
KB Home	119,112	2,984,947
Lennar Corp.	92,336	2,091,410
MDC Holdings, Inc.	65,395	2,677,271
Pulte Homes, Inc.	92,772	1,262,627
Ryland Group, Inc.	81,759	1,752,095
Toll Brothers, Inc. (a)	95,821	1,915,462
		15,633,431
Internet Software & Services - 0.17%
Yahoo!, Inc. (a)	111,874	3,002,698

	Shares	Value
IT Services - 0.45%
Global Payments, Inc.	90,345	$3,995,056
Iron Mountain, Inc. (a)	129,171	3,937,132
		7,932,188
Machinery - 0.36%
Briggs & Stratton Corp.	116,292	2,928,233
Nordson Corp.	69,190	3,474,030
		6,402,263
Media - 0.58%
Live Nation, Inc. (a)	149,020	3,166,675
McClatchy Co.	114,923	2,296,162
NewYork Times Co.	143,673	2,838,978
Warner Music Group Corp.	205,641	2,076,974
		10,378,789
Oil, Gas & Consumable Fuels - 0.22%
Foundation Coal Holdings,
Inc.	99,047	3,882,642
Pharmaceuticals - 0.17%
Valeant Pharmaceuticals
International (a)	194,448	3,010,055
Real Estate - 0.20%
Corporate Office
Properties Trust	84,139	3,502,707
Real Estate Investment Trusts - 0.19%
Kimco Realty Corp.	73,143	3,306,795
Road & Rail - 0.17%
Amerco, Inc. (a)	48,284	3,064,103

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Semiconductor & Semiconductor
Equipment - 1.22%
Advanced Micro Devices,
Inc. (a)	223,685	$2,952,642
Linear Technology Corp.	87,981	3,078,455
Marvell Technology Group
Ltd. (a)	172,035	2,816,213
Micron Technology, Inc. (a)	277,009	3,074,800
Microsemi Corp. (a)	131,230	3,658,692
PMC-Sierra, Inc. (a)	420,802	3,530,529
Spansion, Inc. (a)	302,819	2,558,821
		21,670,152
Software - 0.17%
Red Hat, Inc. (a)	156,113	3,101,965
Specialty Retail - 0.14%
Circuit City Stores, Inc.	306,163	2,421,749
Thrifts & Mortgage Finance - 0.91%
Astoria Financial Corp.	129,109	3,425,262
Downey Financial Corp.	50,835	2,938,263
First Niagara Financial
Group, Inc.	250,814	3,549,018
Freddie Mac	54,941	3,242,068
Webster Financial Corp.	73,981	3,116,080
		16,270,691
Water Utilities - 0.18%
Aqua America, Inc.	143,420	3,252,766
Wireless Telecommunication Services - 0.13%
Metropcs Communications,
Inc. (a)	84,781	2,312,826
TOTAL COMMON STOCKS
(Proceeds $242,129,978)		$229,416,435

	Shares	Value
INVESTMENT COMPANIES - 7.04%
Exchange Traded Funds - 7.04%
Diamonds Trust Series 1	292,514	$40,633,120
iShares Trust - Russell
2000	512,915	41,053,717
SPDR Select Technology
Sector	1,612,162	43,480,009
TOTAL INVESTMENT
COMPANIES
(Proceeds $127,340,388)		$125,166,846
TOTAL SECURITIES SOLD
SHORT – 19.9%
(Proceeds $369,470,366)		$354,583,281
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2007

	Shares	Value
COMMON STOCKS - 99.61%
Diversified Telecommunication
Services - 11.68%
Alltel Corp.	5,157	$359,340
AT&T, Inc.	34,713	1,468,707
CenturyTel, Inc.	14,432	667,047
Embarq Corp.	12,200	678,320
Philippine Long Distance
Telephone - ADR	12,277	789,902
Qwest Communications
International (a)	123,266	1,129,116
Tele Norte Leste
Participacoes SA	24,491	550,068
Telefonos de Mexico SA de
CV - ADR	30,749	1,010,720
Verizon Communications,
Inc.	33,789	1,496,177
Windstream Corp.	35,098	495,584
		8,644,981
Electrical Equipment - 0.98%
Superior Essex, Inc. (a)	19,396	723,083
Energy Equipment & Services - 14.64%
Diamond Offshore Drilling	19,131	2,167,351
ENSCO International, Inc.	30,708	1,722,719
GlobalSantaFe Corp.	18,203	1,383,792
Noble Corp.	42,422	2,080,799
Pride International, Inc. (a)	55,231	2,018,693
Transocean, Inc. (a)	12,965	1,465,693
		10,839,047
Food & Staples Retailing - 0.90%
BJ’sWholesale Club, Inc. (a)	11,622	385,385
Performance Food Group
Co. (a)	9,275	279,456
		664,841

	Shares	Value
Health Care Benefits - 1.12%
WellCare Health Plans,
Inc. (a)	7,851	$827,731
Health Care Providers & Services - 7.20%
Aetna, Inc.	32,704	1,774,846
Cigna Corp.	35,304	1,881,350
Health Net, Inc. (a)	17,049	921,498
Humana, Inc. (a)	10,737	750,302
		5,327,996
Independent Power Producers &
Energy Traders - 3.83%
Dynegy, Inc. (a)	34,660	320,258
Mirant Corp. (a)	24,168	983,154
NRG Energy, Inc. (a)	36,175	1,529,841
		2,833,253
Insurance - 6.34%
Arch Capital Group
Ltd. (a)	9,506	707,341
Everest Re Group Ltd.	15,394	1,697,035
Loews Corp. - Carolina
Group	12,095	994,572
Odyssey Re Holdings Corp.	6,735	249,936
PartnerRe Ltd	8,697	686,976
Reinsurance Group Of
America	6,350	359,981
		4,695,841
IT Services - 0.91%
Accenture Ltd.	16,741	673,825

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Machinery - 8.85%
Bucyrus International,
Inc. - Class A	15,542	$1,133,478
Caterpillar, Inc.	13,734	1,077,158
Joy Global, Inc.	36,773	1,870,275
Kennametal, Inc.	7,812	656,052
Terex Corp. (a)	20,409	1,816,809
		6,553,772
Metals & Mining - 14.72%
Alcoa, Inc.	21,590	844,601
Aluminum Corp of China
Ltd. - ADR	5,619	393,499
BHP Billiton Ltd. - ADR	15,957	1,254,220
Century Aluminum Co. (a)	4,622	243,348
CompanhiaVale do Rio
Doce - ADR	35,052	1,189,314
FNX Mining Co, Inc. (a)	11,828	390,916
Freeport-McMoran Copper
& Gold, Inc.	35,711	3,745,727
Nucor Corp.	7,620	453,161
PAN American Silver
Corp. (a)	8,767	253,366
Southern Copper Corp.	11,864	1,469,119
Titanium Metals Corp. (a)	19,550	656,098
		10,893,369
Oil & Gas - 5.26%
ChevronTexaco Corp.	16,471	1,541,356
Exxon Mobil Corp.	14,201	1,314,445
Overseas Shipholding
Group, Inc.	9,044	694,850
Sunoco, Inc.	4,811	340,523
		3,891,174

	Shares	Value
Pharmaceuticals - 9.22%
GlaxoSmithKline PLC -
ADR	30,172	$1,605,151
Mylan Laboratories	86,292	1,377,220
Par Pharmaceutical Cos,
Inc. (a)	29,984	556,503
Teva Pharmaceutical
Industries, Ltd. - ADR	48,400	2,152,348
Watson Pharmaceuticals,
Inc. (a)	34,896	1,130,630
		6,821,852
Specialty Retail - 0.82%
Autozone, Inc. (a)	5,234	607,877
Tobacco - 3.73%
Altria Group, Inc.	18,135	1,260,926
Reynolds American, Inc.	23,600	1,500,724
		2,761,650
Wireless Telecommunication Services - 9.41%
America Movil SA de CV -
ADR	17,212	1,101,568
Millicom International
Cellular, SA (a)	9,214	773,055
Mobile Telesystems -
ADR (a)	19,923	1,380,863
Rogers Communications, Inc.	8,659	394,244
SK Telecom Co., Ltd. -
ADR (a)	27,362	812,651
United States Cellular
Corp. (a)	5,734	563,079
Vimpekom-SP - ADR	34,445	931,393
Vodafone Group, PLC - ADR	27,835	1,010,411
		6,967,264
TOTAL COMMON STOCKS
(Cost $62,691,717)		$73,727,556

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (Continued)
September 30, 2007

	Principal
	Amount	Value
SHORT TERM INVESTMENTS - 0.43%
Demand Note - 0.01%
U.S. Bank, N.A.
4.88%	$8,027	$8,027
U.S. Treasury Bills - 0.42%
U.S. Treasury Bill
4.10%, 11/23/2007	313,000	311,687
TOTAL SHORT TERM
INVESTMENTS
(Cost $319,714)		$319,714
Total Investments
(Cost $63,011,431) - 100.04%		$74,047,270
Liabilities in Excess of
OtherAssets - (0.04)%		(27,265)
TOTAL NETASSETS - 100.00%		$74,020,005
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

Leuthold Grizzly Short Fund
Schedule of Investments
September 30, 2007

	Principal
	Amount	Value
U.S. TREASURY OBLIGATIONS - 76.02%
U.S. Treasury Note - 76.02%
4.625%, 03/31/2008 (a)	$16,300,000	$16,338,207
4.875%, 05/31/2008 (a)	24,000,000	24,108,744
3.125%, 10/15/2008 (a)	18,000,000	17,835,462
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $58,351,775)		58,282,413
SHORT TERM INVESTMENTS - 24.48%
Demand Note - 1.11%
U.S. Bank, N.A.
4.88%	853,708	853,708
U.S. Treasury Bills - 23.37%
U.S. Treasury Bill
4.12%, 11/15/2007 (a)	18,000,000	17,913,828
TOTAL SHORT TERM
INVESTMENTS
(Cost $18,767,536)		18,767,536
Total Investments
(Cost $77,119,311) - 100.50%		$77,049,949
Liabilities in Excess of
OtherAssets - (0.50)%		(385,448)
TOTAL NETASSETS - 100.00%		$76,664,501
Percentages are stated as a percent of net assets.

(a) A portion of these securities constitutes proceeds from securities sold short.

See notes to the financial statements.

The Leuthold Funds

Leuthold Grizzly Short Fund
Schedule of Securities Sold Short
September 30, 2007

	Shares	Value
COMMON STOCK - 98.69%
Air Freight & Logistics - 1.57%
Expeditors International
Washington, Inc.	25,442	$1,203,407
Automobiles - 1.69%
Ford Motor Co. (a)	152,916	1,298,257
Banks - 1.66%
Hudson City Bancorp, Inc.	82,586	1,270,173
Beverages - 3.08%
Coca-Cola Enterprises, Inc.	52,270	1,265,979
Constellation Brands, Inc. -
Class A (a)	45,103	1,091,944
		2,357,923
Biotechnology - 6.35%
Affymetrix, Inc. (a)	43,622	1,106,690
Alkermes, Inc. (a)	65,887	1,212,321
OSI Pharmaceuticals,
Inc. (a)	35,834	1,217,998
Vertex Pharmaceuticals,
Inc. (a)	34,568	1,327,757
		4,864,766
Capital Markets - 3.15%
BlackRock, Inc.	6,355	1,102,020
Investment Technology
Group, Inc. (a)	30,554	1,313,211
		2,415,231
Chemicals - 2.86%
Chemtura Corp.	118,061	1,049,562
The Scotts Co.	26,804	1,145,871
		2,195,433

	Shares	Value
Commercial Banks - 8.78%
Associated Banc-Corp	32,275	$956,308
Commerce Bancorp Inc.	33,135	1,284,975
Cullen/Frost Bankers, Inc.	22,480	1,126,698
FirstMerit Corp.	55,113	1,089,033
NewAlliance Bancshares,
Inc.	71,405	1,048,225
Westamerica
Bancorporation	24,702	1,230,407
		6,735,646
Commercial Services & Supplies - 1.21%
HNI Corp.	25,872	931,392
Communications Equipment - 3.15%
JDS Uniphase Corp. (a)	84,903	1,270,149
Motorola, Inc.	61,660	1,142,560
		2,412,709
Computers & Peripherals - 1.42%
Electronics for Imaging (a)	40,397	1,085,063
Containers & Packaging - 1.31%
Smurfit-Stone Container
Corp. (a)	85,906	1,003,382
Diversified Telecommunication Services -
1.48%
TimeWarner Telecom,
Inc. (a)	51,668	1,135,146

See notes to the financial statements.

The Leuthold Funds

Leuthold Grizzly Short Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Health Care Equipment & Supplies - 8.31%
Advanced Medical Optics,
Inc. (a)	28,596	$874,752
Boston Scientific Corp. (a)	69,757	973,110
Cooper Cos, Inc.	20,330	1,065,699
Illumina, Inc. (a)	25,036	1,298,868
Resmed, Inc. (a)	26,114	1,119,507
Sirona Dental Systems,
Inc. (a)	29,097	1,037,890
		6,369,826
Health Care Providers & Services - 1.56%
Brookdale Senior Living,
Inc.	30,124	1,199,236
Hotels, Restaurants & Leisure - 4.26%
Scientific Games Corp. -
Class A (a)	29,742	1,118,299
Starbucks Corp. (a)	46,035	1,206,117
Wendy’s International,
Inc.	26,947	940,720
		3,265,136
Household Durables - 6.68%
Centex Corp.	19,780	525,554
D.R. Horton, Inc.	32,752	419,553
KB Home	42,586	1,067,205
Lennar Corp.	29,623	670,961
MDC Holdings, Inc.	20,951	857,734
Pulte Homes, Inc.	29,766	405,115
Ryland Group, Inc.	26,207	561,616
Toll Brothers, Inc. (a)	30,698	613,653
		5,121,391
Internet Software & Services - 1.26%
Yahoo!, Inc. (a)	35,906	963,717

	Shares	Value
IT Services - 3.32%
Global Payments, Inc.	29,026	$1,283,530
Iron Mountain, Inc. (a)	41,376	1,261,140
		2,544,670
Machinery - 2.69%
Briggs & Stratton Corp.	37,172	935,991
Nordson Corp.	22,480	1,128,721
		2,064,712
Media - 4.34%
Live Nation, Inc. (a)	48,209	1,024,441
McClatchy Co.	36,814	735,544
NewYork Times Co.	45,748	903,980
Warner Music Group Corp.	65,935	665,943
		3,329,908
Oil, Gas & Consumable Fuels - 1.79%
Foundation Coal Holdings,
Inc.	34,950	1,370,040
Pharmaceuticals - 1.33%
Valeant Pharmaceuticals
International (a)	65,863	1,019,559
Real Estate - 1.54%
Corporate Office
Properties Trust	28,452	1,184,457
Real Estate Investment Trusts - 1.51%
Kimco Realty Corp.	25,545	1,154,889
Road & Rail - 1.29%
Amerco, Inc. (a)	15,528	985,407

See notes to the financial statements.

The Leuthold Funds

Leuthold Grizzly Short Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Semiconductor & Semiconductor
Equipment - 9.40%
Advanced Micro Devices,
Inc. (a)	71,859	$948,539
Linear Technology Corp.	28,237	988,013
Marvell Technology Group
Ltd. (a)	58,194	952,636
Micron Technology, Inc. (a)	88,797	985,647
Microsemi Corp. (a)	46,316	1,291,290
PMC-Sierra, Inc. (a)	135,023	1,132,843
Spansion, Inc. (a)	107,526	908,595
		7,207,563
Software - 1.29%
Red Hat, Inc. (a)	49,714	987,817
Specialty Retail - 1.16%
Circuit City Stores, Inc.	112,423	889,266
Thrifts & Mortgage Finance - 6.81%
Astoria Financial Corp.	41,281	1,095,185
Downey Financial Corp.	16,340	944,452
First Niagara Financial
Group, Inc.	80,149	1,134,108
Freddie Mac	17,774	1,048,844
Webster Financial Corp.	23,650	996,138
		5,218,727
Water Utilities - 1.36%
Aqua America, Inc.	46,059	1,044,618
Wireless Telecommunication Services - 1.08%
Metropcs Communications,
Inc. (a)	30,339	827,648
TOTAL SECURITIES SOLD
SHORT
(Proceeds $80,421,579)		$75,657,115
Percentages are stated as a percent of net assets.
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments
September 30, 2007

	Shares	Value
COMMON STOCKS - 48.32%
Aerospace & Defense - 0.67%
Precision Castparts Corp.	34,470	$5,100,871
Airlines - 0.16%
Republic Airways
Holdings, Inc. (a)	56,982	1,206,309
Auto Components - 0.53%
Magna International, Inc.	41,655	4,011,793
Automobiles - 0.28%
General Motors Corp.	56,951	2,090,102
Chemicals - 1.20%
BASF AG - ADR	27,015	3,740,516
Eastman Chemical Co.	8,593	573,411
Lyondell Chemical Co.	89,403	4,143,829
NL Industries	56,092	635,522
		9,093,278
Commercial Banks - 2.07%
Bank of America Corp.	102,137	5,134,427
Comerica, Inc.	54,592	2,799,478
KeyCorp	34,311	1,109,275
Regions Financial Corp.	61,998	1,827,701
SunTrust Banks, Inc.	42,936	3,248,967
Wachovia Corp.	30,389	1,524,008
		15,643,856
Commercial Services & Supplies - 1.19%
Deluxe Corp.	92,863	3,421,073
ITT Educational Services,
Inc. (a)	30,391	3,698,281
Steelcase, Inc.	103,012	1,852,155
		8,971,509

	Shares	Value
Communications Equipment - 1.70%
Cisco Systems, Inc. (a)	118,189	$3,913,238
Nokia OYJ - ADR	104,941	3,980,412
Research In Motion
Ltd. (a)	50,652	4,991,755
		12,885,405
Diversified Financial Services - 0.70%
J.P. Morgan Chase & Co.	114,918	5,265,543
Diversified Telecommunication Services -
0.70%
Embarq Corp.	94,840	5,273,104
Electric Services - 0.43%
Companhia Paranaense
de Energia-Copel - ADR	202,609	3,231,614
Electric Utilities - 1.41%
Allete, Inc.	39,014	1,746,267
Cleco Corp.	35,530	897,843
Hawaiian Electric
Industries	35,155	763,215
PG&E Corp.	73,529	3,514,686
PinnacleWest Capital
Corp.	38,342	1,514,892
TECO Energy, Inc.	136,870	2,248,774
		10,685,677
Electronic Equipment & Instruments - 1.84%
Anixter International,
Inc. (a)	52,341	4,315,515
Arrow Electronics, Inc. (a)	149,588	6,360,482
Avnet, Inc. (a)	81,044	3,230,414
		13,906,411

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Energy Equipment & Services - 3.70%
Acergy SA - ADR	157,022	$4,663,553
Core Laboratories NV (a)	38,833	4,946,936
Dresser-Rand Group,
Inc. (a)	92,863	3,966,179
Nabors Industries Ltd. (a)	62,091	1,910,540
National-Oilwell, Inc. (a)	27,015	3,903,667
Noble Corp.	67,536	3,312,641
Pioneer Drilling Co. (a)	240,163	2,925,185
Rowan Cos, Inc.	64,794	2,370,165
		27,998,866
Food Products - 0.78%
Archer-Daniels-Midland Co.	57,763	1,910,800
Bunge Ltd.	37,151	3,991,875
		5,902,675
Health Care Benefits - 0.49%
WellCare Health Plans,
Inc. (a)	35,457	3,738,232
Health Care Providers & Services - 1.57%
Chemed Corp.	55,718	3,463,431
Express Scripts, Inc. (a)	67,536	3,769,859
Kindred Healthcare,
Inc. (a)	50,623	906,658
Magellan Health Services,
Inc. (a)	86,169	3,496,738
Pharmerica Corp. (a)	18,499	276,005
		11,912,691
Household Durables - 1.62%
Garmin Ltd.	33,768	4,031,899
Tempur-Pedic
International, Inc.	140,138	5,009,934
Tupperware Corp.	101,106	3,183,828
		12,225,661

	Shares	Value
Information Retrieval Services - 0.61%
Shanda Interactive
Entertainment Ltd -
ADR (a)	123,254	$4,586,281
Insurance - 4.53%
ACE Ltd.	56,092	3,397,492
The Allstate Corp.	70,091	4,008,504
American Financial
Group, Inc.	73,888	2,107,286
Arch Capital Group
Ltd. (a)	31,358	2,333,349
Argo Group International
Holdings, Ltd (a)	11,656	507,153
Chubb Corp.	58,935	3,161,273
Commerce Group, Inc.	58,201	1,715,184
Lincoln National Corp.	3,844	253,589
Mercury General Corp.	30,452	1,642,276
Nationwide Financial
Services	43,452	2,338,587
Old Republic
International Corp.	102,137	1,914,047
PartnerRe Ltd	27,405	2,164,721
Protective Life Corp.	37,295	1,582,800
Travelers Companies, Inc.	84,216	4,239,433
Unitrin, Inc.	35,155	1,743,337
Zenith National
Insurance Corp.	26,015	1,167,813
		34,276,844
Internet Software & Services - 0.08%
United Online, Inc.	40,124	602,261

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Leisure Equipment & Products - 0.43%
Brunswick Corp.	33,749	$771,502
Jakks Pacific, Inc. (a)	77,591	2,072,456
Nautilus Group, Inc.	47,154	375,817
		3,219,775
Machinery - 1.48%
Cnh Global NV	65,848	3,999,607
Manitowoc Co.	84,420	3,738,118
Terex Corp. (a)	38,833	3,456,914
		11,194,639
Marine - 0.61%
Dryships, Inc.	50,652	4,601,734
Media - 0.45%
DIRECTV Group
Inc/The (a)	140,138	3,402,551
Metals & Mining - 4.57%
CiaVale do Rio Doce -
ADR	148,580	5,041,319
Cleveland-Cliffs, Inc.	43,899	3,861,795
FNX Mining Co, Inc. (a)
(b)	45,998	1,526,561
Gerdau Ameristeel Corp.	228,507	2,730,659
Mechel Steel Group Oao -
ADR (a)	81,044	4,133,244
Nucor Corp.	28,561	1,698,523
POSCO - ADR (a)	25,326	4,527,529
Southern Copper Corp.	35,457	4,390,640
United States Steel Corp.	48,389	5,126,331
Worthington Industries	64,794	1,526,546
		34,563,147
Multi-Utilities - 0.23%
Duke Energy Corp.	91,668	1,713,275

	Shares	Value
Oil & Gas - 3.25%
ChevronTexaco Corp.	63,310	$5,924,550
China Petroleum &
Chemical Corp. - ADR	35,457	4,365,111
Holly Corp.	57,406	3,434,601
Overseas Shipholding
Group, Inc.	44,201	3,395,963
Tesoro Petroleum Corp.	162,956	7,499,235
		24,619,460
Oil, Gas & Consumable Fuels - 1.67%
Devon Energy Corp.	71,107	5,916,102
Teekay Shipping Corp.	40,124	2,359,693
Tsakos Energy
Navigation Ltd.	12,609	887,800
Western Refining, Inc.	86,109	3,494,303
		12,657,898
Paper & Forest Products - 0.91%
International Paper Co.	150,651	5,403,852
Louisiana-Pacific Corp.	87,325	1,481,905
		6,885,757
Pharmaceuticals - 3.08%
Alcon, Inc.	25,326	3,644,918
Bristol-Myers Squibb Co.	121,652	3,506,011
King Pharmaceuticals,
Inc. (a)	58,420	684,682
Novo-Nordisk A/S - ADR	32,080	3,882,963
Par Pharmaceutical Cos,
Inc. (a)	128,198	2,379,355
Pfizer, Inc.	211,430	5,165,235
Schering Plough
Corporation	126,631	4,005,338
		23,268,502

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Semiconductor & Semiconductor
Equipment - 0.08%
Omnivision Technologies,
Inc. (a)	27,749	$630,735
Software - 0.49%
Oracle Corp. (a)	172,218	3,728,520
Specialty Retail - 0.10%
Rush Enterprises, Inc. -
Class A (a)	30,452	771,958
Telecommuincations - 0.43%
BT Group PLC - ADR	52,341	3,288,585
Textiles,Apparel & Luxury Goods - 0.54%
Kenneth Cole
Productions, Inc.	22,218	430,363
Warnaco Group, Inc. (a)	92,863	3,628,157
		4,058,520
Tobacco - 0.82%
Reynolds American, Inc.	60,810	3,866,908
Universal Corp.	47,154	2,308,188
		6,175,096
Wireless Telecommunication Services - 2.92%
America Movil SA de CV -
ADR	69,225	4,430,400
Mobile Telesystems -
ADR (a)	62,471	4,329,865
Partner Communications
- ADR	205,986	3,411,128
Turkcell Iletisim Hizmet
AS - ADR	207,674	4,419,303
Vimpekom-SP - ADR	202,609	5,478,547
		22,069,243
TOTAL COMMON STOCKS
(Cost $338,986,454)		$365,458,378

	Shares	Value
INVESTMENT COMPANIES - 7.27%
Exchange Traded Funds - 6.13%
iShares China 25 Fund	41,391	$7,450,380
iShares MSCI Brazil
Index Fund	53,836	3,959,638
iShares MSCI Emerging
Markets Index Fund	26,757	3,998,834
iShares MSCI Malaysia
Index Fund	96,446	1,146,743
iShares MSCI South
Africa Fund	10,283	1,369,181
iShares MSCI South
Korea Index Fund	100,223	6,821,177
iShares MSCI Taiwan
Index Fund	72,122	1,211,650
iShares S&P Latin
America Fund	13,388	3,233,202
iShares Silver Trust (a)	15,847	2,167,394
UltraShort Dow 30
ProShares	103,938	4,821,684
UltraShort Russell 2000
ProShares (a)	80,233	5,286,552
UltraShort S&P
ProShares	97,449	4,937,741
		46,404,176
Mutual Fund - 1.14%
ING Russia Fund	47,083	3,341,486
Matthews India Fund (a)	85,945	1,777,335
USGI Accolade Funds:
Eastern European
Fund (a)	63,788	3,501,952
		8,620,773
TOTAL INVESTMENT COMPANIES
(Cost $42,837,339)		$55,024,949

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (Continued)
September 30, 2007

	Principal
	Amount	Amount
CORPORATE BONDS - 3.29%
SecurityAnd Commodity Brokers, Dealers,
Exchanges,And Services - 3.29%
Citigroup Funding, Inc.
(Aluminum)
4.450%, 05/22/2008 (c)	$2,299,000	$2,203,591
Citigroup Funding, Inc.
(Base Metal)
4.490%, 09/22/2008 (c)	10,000,000	10,482,000
Citigroup Funding, Inc.
(Copper)
4.450%, 05/22/2008 (c)	4,159,000	5,684,937
Citigroup Funding, Inc.
(Lead)
4.450%, 05/22/2008 (c)	685,000	1,478,573
Citigroup Funding, Inc.
(Nickel)
4.450%, 05/22/2008 (c)	3,122,000	2,921,568
Citigroup Funding, Inc.
(Tin)
4.450%, 05/22/2008 (c)	548,000	671,793
Citigroup Funding, Inc.
(Zinc)
4.450%, 05/22/2008 (c)	1,510,000	1,410,189
		24,852,651
TOTAL CORPORATE BONDS
(Cost $22,333,127)		$24,852,651

	Principal
	Amount	Amount
FOREIGN GOVERNMENT
BONDS - 4.85%
Australian Government
Bond (b)
5.250%, 08/15/2010	$25,484,000	$21,914,227
New Zealand
Government Bond (b)
6.000%, 11/15/2011	19,956,000	14,749,998
TOTAL FOREIGN
GOVERNMENT
BONDS
(Cost $33,860,941)		$36,664,225
U.S. TREASURY OBLIGATIONS - 14.61%
U.S. Treasury Note - 14.61%
4.625%, 03/31/2008 (d)	31,500,000	31,573,836
4.875%, 05/31/2008 (d)	45,000,000	45,203,895
3.125%, 10/15/2008 (d)	34,000,000	33,689,206
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $110,598,285)		$110,466,937
SHORT TERM INVESTMENTS - 20.28%
Demand Note - 0.00%
U.S. Bank, N.A.
4.88%	165	165
U.S. Treasury Bills - 20.28%
U.S. Treasury Bill
4.12%, 11/15/2007 (d)	59,878,000	59,570,377
4.10%, 11/23/2007 (d)	94,271,000	93,768,106
		$153,338,483
TOTAL SHORT TERM
INVESTMENTS
(Cost $153,338,648)		$153,338,648

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (Continued)
September 30, 2007

	Principal
	Amount	Amount
Total Investments
(Cost $701,954,794) - 98.62%		$745,805,788
OtherAssets in Excess of
Liabilities - 1.38%		10,425,037
TOTAL NETASSETS - 100.00%		$756,230,825
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing
(b) Foreign issue security
(c) Performance is linked to the price of the referenced metal
(d) A portion of these securities constitutes proceeds from securities sold short.

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Securities Sold Short
September 30, 2007

	Shares	Value
COMMON STOCKS - 10.24%
Air Freight & Logistics - 0.17%
Expeditors International
Washington, Inc.	26,826	$1,268,870
Automobiles - 0.16%
Ford Motor Co. (a)	142,144	1,206,803
Banks - 0.16%
Hudson City Bancorp, Inc.	80,421	1,236,875
Beverages - 0.31%
Coca-Cola Enterprises, Inc.	48,575	1,176,486
Constellation Brands, Inc. -
Class A (a)	47,243	1,143,753
		2,320,239
Biotechnology - 0.65%
Affymetrix, Inc. (a)	42,798	1,085,785
Alkermes, Inc. (a)	69,004	1,269,674
OSI Pharmaceuticals,
Inc. (a)	37,629	1,279,010
Vertex Pharmaceuticals,
Inc. (a)	33,489	1,286,312
		4,920,781
Capital Markets - 0.31%
BlackRock, Inc.	6,332	1,098,032
Investment Technology
Group, Inc. (a)	28,630	1,230,517
		2,328,549
Chemicals - 0.29%
Chemtura Corp.	123,889	1,101,373
The Scotts Co.	25,857	1,105,387
		2,206,760

	Shares	Value
Commercial Banks - 0.93%
Associated Banc-Corp	34,491	$1,021,968
Commerce Bancorp Inc.	34,656	1,343,960
Cullen/Frost Bankers, Inc.	22,385	1,121,936
FirstMerit Corp.	57,870	1,143,511
NewAlliance Bancshares,
Inc.	74,895	1,099,459
Westamerica
Bancorporation	25,945	1,292,320
		7,023,154
Commercial Services & Supplies - 0.13%
HNI Corp.	27,179	978,444
Communications Equipment - 0.35%
JDS Uniphase Corp. (a)	89,531	1,339,384
Motorola, Inc.	70,151	1,299,898
		2,639,282
Computers & Peripherals - 0.15%
Electronics for Imaging (a)	42,177	1,132,874
Containers & Packaging - 0.14%
Smurfit-Stone Container
Corp. (a)	90,588	1,058,068
Diversified Telecommunications Services -
0.18%
TimeWarner Telecom,
Inc. (a)	63,141	1,387,208

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Health Care Equipment & Supplies - 0.86%
Advanced Medical Optics,
Inc. (a)	30,042	$918,985
Boston Scientific Corp. (a)	72,858	1,016,369
Cooper Cos, Inc.	21,232	1,112,981
Illumina, Inc. (a)	24,195	1,255,237
Resmed, Inc. (a)	25,548	1,095,243
Sirona Dental Systems,
Inc. (a)	30,504	1,088,078
		6,486,893
Health Care Providers & Services - 0.15%
Brookdale Senior Living,
Inc.	29,105	1,158,670
Hotels, Restaurants & Leisure - 0.44%
Scientific Games Corp. -
Class A (a)	31,132	1,170,563
Starbucks Corp. (a)	42,798	1,121,308
Wendy’s International,
Inc.	28,621	999,159
		3,291,030
Household Durables - 0.70%
Centex Corp.	20,747	551,248
D.R. Horton, Inc.	34,282	439,152
KB Home	40,700	1,019,942
Lennar Corp.	31,000	702,150
MDC Holdings, Inc.	21,959	899,001
Pulte Homes, Inc.	31,154	424,006
Ryland Group, Inc.	27,454	588,339
Toll Brothers, Inc. (a)	32,178	643,238
		5,267,076
Internet Software & Services - 0.13%
Yahoo!, Inc. (a)	37,563	1,008,191

	Shares	Value
IT Services - 0.35%
Global Payments, Inc.	30,339	$1,341,591
Iron Mountain, Inc. (a)	43,378	1,322,161
		2,663,752
Machinery - 0.28%
Briggs & Stratton Corp.	39,050	983,279
Nordson Corp.	23,236	1,166,680
		2,149,959
Media - 0.45%
Live Nation, Inc. (a)	50,040	1,063,350
McClatchy Co.	37,318	745,614
NewYork Times Co.	46,100	910,936
Warner Music Group Corp.	69,048	697,385
		3,417,285
Oil, Gas & Consumable Fuels - 0.18%
Foundation Coal Holdings,
Inc.	33,844	1,326,685
Pharmaceuticals - 0.13%
Valeant Pharmaceuticals
International (a)	64,808	1,003,228
Real Estate - 0.15%
Corporate Office
Properties Trust	28,049	1,167,680
Real Estate Investment Trusts - 0.15%
Kimco Realty Corp.	24,992	1,129,888
Road & Rail - 0.14%
Amerco, Inc. (a)	16,210	1,028,687

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Securities Sold Short (Continued)
September 30, 2007

	Shares	Value
Semiconductor & Semiconductor
Equipment - 0.98%
Advanced Micro Devices,
Inc. (a)	75,104	$991,373
Linear Technology Corp.	29,546	1,033,815
Marvell Technology Group
Ltd. (a)	57,341	938,672
Micron Technology, Inc. (a)	93,011	1,032,422
Microsemi Corp. (a)	50,665	1,412,540
PMC-Sierra, Inc. (a)	141,300	1,185,507
Spansion, Inc. (a)	98,126	829,165
		7,423,494
Software - 0.14%
Red Hat, Inc. (a)	52,419	1,041,565
Specialty Retail - 0.11%
Circuit City Stores, Inc.	104,614	827,497
Thrifts & Mortgage Finance - 0.72%
Astoria Financial Corp.	43,356	1,150,235
Downey Financial Corp.	17,069	986,588
First Niagara Financial
Group, Inc.	84,223	1,191,755
Freddie Mac	18,446	1,088,498
Webster Financial Corp.	24,844	1,046,429
		5,463,505
Water Utilities - 0.14%
Aqua America, Inc.	48,157	1,092,201
Wireless Telecommunication Services - 0.11%
Metropcs Communications,
Inc. (a)	29,260	798,213
TOTAL COMMON STOCKS
(Proceeds $81,428,697)		$77,453,406

	Shares	Value
INVESTMENT COMPANIES - 8.66%
Exchange Traded Funds - 8.66%
Diamonds Trust Series 1	160,379	$22,278,247
iShares Russell 2000Value	8,701	667,366
iShares Trust - Russell
2000	266,695	21,346,268
SPDR Select Technology
Sector	786,837	21,220,994
TOTAL INVESTMENT COMPANIES
(Proceeds $66,013,554)		$65,512,875
TOTAL SECURITIES SOLD
SHORT
(Proceeds $147,442,251)		$142,966,281
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments
September 30, 2007

	Shares	Value
COMMON STOCKS - 95.47%
Aerospace & Defense - 2.40%
Precision Castparts Corp.	2,670	$395,107
Chemicals - 1.89%
BASF AG - ADR	2,248	311,260
Commercial Services & Supplies - 3.60%
Deluxe Corp.	7,728	284,700
ITT Educational Services,
Inc. (a)	2,529	307,754
		592,454
Communications Equipment - 6.52%
Cisco Systems, Inc. (a)	9,836	325,670
Nokia OYJ - ADR	8,711	330,408
Research In Motion
Ltd. (a)	4,215	415,388
		1,071,466
Electric Services - 1.64%
Companhia Paranaense de
Energia-Copel - ADR	16,861	268,933
Electronic Equipment & Instruments - 3.82%
Anixter International,
Inc. (a)	4,356	359,152
Avnet, Inc. (a)	6,744	268,816
		627,968
Energy Equipment & Services - 10.52%
Acergy SA - ADR	13,067	388,090
Core Laboratories NV (a)	3,232	411,724
Dresser-Rand Group,
Inc. (a)	7,728	330,063
National-Oilwell, Inc. (a)	2,248	324,836
Noble Corp.	5,620	275,661
		1,730,374

	Shares	Value
Food Products - 2.03%
Bunge Ltd.	3,108	$333,955
Health Care Benefits - 1.89%
WellCare Health Plans,
Inc. (a)	2,951	311,124
Health Care Providers & Services - 3.66%
Chemed Corp.	4,637	288,236
Express Scripts, Inc. (a)	5,620	313,708
		601,944
Household Durables - 4.58%
Garmin Ltd.	2,810	335,514
Tempur-Pedic
International, Inc.	11,662	416,916
		752,430
Information Retrieval Services - 2.32%
Shanda Interactive
Entertainment Ltd -
ADR (a)	10,257	381,663
Machinery - 5.67%
Cnh Global NV	5,480	332,855
Manitowoc Co.	7,025	311,067
Terex Corp. (a)	3,232	287,713
		931,635
Marine - 2.33%
Dryships, Inc.	4,215	382,933
Media - 1.72%
DIRECTV Group
Inc/The (a)	11,662	283,153

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Metals & Mining - 11.11%
CiaVale do Rio Doce - ADR	12,365	$419,545
Cleveland-Cliffs, Inc.	3,653	321,354
Mechel Steel Group Oao -
ADR (a)	6,744	343,944
POSCO - ADR (a)	2,108	376,847
Southern Copper Corp.	2,951	365,422
		1,827,112
Oil & Gas - 5.60%
China Petroleum &
Chemical Corp. - ADR	2,951	363,298
Holly Corp.	4,777	285,808
Tesoro Petroleum Corp.	5,901	271,564
		920,670
Oil, Gas & Consumable Fuels - 1.77%
Western Refining, Inc.	7,166	290,796
Pharmaceuticals - 5.84%
Alcon, Inc.	2,108	303,383
Novo-Nordisk A/S - ADR	2,670	323,177
Schering Plough
Corporation	10,538	333,317
		959,877
Software - 1.89%
Oracle Corp. (a)	14,332	310,288
Telecommunication Services - 1.66%
BT Group PLC - ADR	4,356	273,687
Textiles,Apparel & Luxury Goods - 1.84%
Warnaco Group, Inc. (a)	7,728	301,933

	Shares	Value
Wireless Telecommunication Services - 11.17%
America Movil SA de CV -
ADR	5,761	$368,704
Mobile Telesystems -
ADR (a)	5,199	360,343
Partner Communications -
ADR	17,142	283,872
Turkcell Iletisim Hizmet AS
- ADR	17,282	367,761
Vimpekom-SP - ADR	16,861	455,921
		1,836,601
TOTAL COMMON STOCKS
(Cost $13,550,708)		$15,697,363

	Principal
	Amount	Value
SHORT TERM INVESTMENTS - 3.27%
Demand Note - 1.43%
U.S. Bank, N.A.
4.88%	$236,134	236,134
U.S. Treasury Bills - 1.84%
U.S. Treasury Bill
4.10%, 11/23/2007	304,000	302,501
TOTAL SHORT TERM
INVESTMENTS (Cost
$538,635)		$538,635
Total Investments
(Cost $14,089,343) - 98.74%		$16,235,998
OtherAssets in Excess of
Liabilities - 1.26%		206,725
TOTAL NETASSETS - 100.00%		$16,442,723
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments
September 30, 2007

	Shares	Value
COMMON STOCKS - 98.01%
Airlines - 0.68%
Republic Airways
Holdings, Inc. (a)	3,647	$77,207
Auto Components - 2.25%
Magna International, Inc.	2,666	256,762
Automobiles - 1.17%
General Motors Corp.	3,645	133,772
Chemicals - 3.00%
Eastman Chemical Co.	550	36,701
Lyondell Chemical Co.	5,722	265,215
NL Industries	3,590	40,675
		342,591
Commercial Banks - 8.76%
Bank of America Corp.	6,537	328,615
Comerica, Inc.	3,494	179,172
KeyCorp	2,196	70,997
Regions Financial Corp.	3,968	116,977
SunTrust Banks, Inc.	2,748	207,941
Wachovia Corp.	1,945	97,542
		1,001,244
Commercial Services & Supplies - 1.04%
Steelcase, Inc.	6,593	118,542
Diversified Financial Services - 2.95%
J.P. Morgan Chase & Co.	7,355	337,006
Diversified Telecommunication Services -
2.95%
Embarq Corp.	6,070	337,492

	Shares	Value
Electric Utilities - 5.99%
Allete, Inc.	2,497	$111,766
Cleco Corp.	2,274	57,464
Hawaiian Electric
Industries	2,250	48,847
PG&E Corp.	4,706	224,947
PinnacleWest Capital
Corp.	2,454	96,957
TECO Energy, Inc.	8,760	143,927
		683,908
Electronic Equipment & Instruments - 3.56%
Arrow Electronics,
Inc. (a)	9,574	407,087
Energy Equipment & Services - 4.04%
Nabors Industries
Ltd. (a)	3,974	122,280
Pioneer Drilling Co. (a)	15,371	187,219
Rowan Cos, Inc.	4,147	151,697
		461,196
Food Products - 1.07%
Archer-Daniels-Midland
Co.	3,697	122,297
Health Care Providers & Services - 2.62%
Kindred Healthcare,
Inc. (a)	3,240	58,028
Magellan Health Services,
Inc. (a)	5,515	223,799
Pharmerica Corp. (a)	1,185	17,680
		299,507
Household Durables - 1.78%
Tupperware Corp.	6,471	203,772

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Insurance - 19.20%
ACE Ltd.	3,590	$217,446
The Allstate Corp.	4,486	256,554
American Financial
Group, Inc.	4,729	134,871
Arch Capital Group
Ltd. (a)	2,007	149,341
Argo Group International
Holdings, Ltd (a)	747	32,502
Chubb Corp.	3,772	202,330
Commerce Group, Inc.	3,725	109,776
Lincoln National Corp.	246	16,229
Mercury General Corp.	1,949	105,110
Nationwide Financial
Services	2,781	149,673
Old Republic
International Corp.	6,537	122,503
PartnerRe Ltd	1,754	138,548
Protective Life Corp.	2,387	101,304
Travelers Companies, Inc.	5,390	271,333
Unitrin, Inc.	2,250	111,578
Zenith National
Insurance Corp.	1,665	74,742
		2,193,840
Internet Software & Services - 0.34%
United Online, Inc.
Leisure Equipment & Products - 1.80%	2,568	38,546
Brunswick Corp.	2,160	49,378
Jakks Pacific, Inc. (a)	4,966	132,642
Nautilus Group, Inc.	3,018	24,053
		206,073

	Shares	Value
Metals & Mining - 6.21%
Gerdau Ameristeel Corp.	14,625	$174,769
Nucor Corp.	1,828	108,711
United States Steel Corp.	3,097	328,096
Worthington Industries	4,147	97,703
		709,279
Multi-Utilities - 0.96%
Duke Energy Corp.	5,867	109,654
Oil & Gas - 10.91%
ChevronTexaco Corp.	4,052	379,186
Devon Energy Corp.	4,551	378,643
Overseas Shipholding
Group, Inc.	2,829	217,352
Tesoro Petroleum Corp.	5,891	271,104
		1,246,285
Oil, Gas & Consumable Fuels - 1.82%
Teekay Shipping Corp.	2,568	151,024
Tsakos Energy
Navigation Ltd.	807	56,821
		207,845
Paper & Forest Products - 3.86%
International Paper Co.	9,642	345,859
Louisiana-Pacific Corp.	5,589	94,845
		440,704
Pharmaceuticals - 6.57%
Bristol-Myers Squibb Co.	7,786	224,392
King Pharmaceuticals,
Inc. (a)	3,739	43,821
Par Pharmaceutical Cos,
Inc. (a)	8,205	152,285
Pfizer, Inc.	13,532	330,587
		751,085

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (Continued)
September 30, 2007

	Shares	Value
Semiconductor & Semiconductor
Equipment - 0.35%
Omnivision Technologies,
Inc. (a)	1,776	$40,369
Specialty Retail - 0.43%
Rush Enterprises, Inc. -
Class A (a)	1,949	49,407
Textiles,Apparel & Luxury Goods - 0.24%
Kenneth Cole
Productions, Inc.	1,422	27,544
Tobacco - 3.46%
Reynolds American, Inc.	3,892	247,492
Universal Corp.	3,018	147,731
		395,223
TOTAL COMMON STOCKS
(Cost $11,336,896)		$11,198,237

	Principal
	Amount	Value
SHORT TERM INVESTMENTS - 1.97%
Demand Note - 1.97%
U.S. Bank, N.A.
4.88%	$224,509	$224,509
TOTAL SHORT TERM
INVESTMENTS (Cost
$224,509)		$224,509
Total Investments
(Cost $11,561,405) - 99.98%		$11,422,746
OtherAssets in Excess of
Liabilities - 0.02%		2,624
TOTAL NETASSETS - 100.00%		$11,425,370
Percentages are stated as a percent of net assets.
(a) Non Income Producing

See notes to the financial statements.

The Leuthold Funds

Notes to the Financial Statements

1. ORGANIZATIONAND SIGNIFICANT
ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company consists of six series (the “Funds”): Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, LeutholdAssetAllocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund. The investment objective of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund is to seek total return consistent with prudent investment risk over the long term. The investment objective of the Leuthold Select Industries Fund,Grizzly Short Fund and the Leuthold Select Equities Fund is capital appreciation. The Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income. The Leuthold Core Investment Fund commenced operations on November 20, 1995. Effective January 31, 2006 the Leuthold Core Investment Fund issued a new class of Institutional Shares, which are not subject to the 0.10% shareholder servicing fee that the Retail Shares are subject to, as described in the Funds’ prospectus. Leuthold Select Industries Fund and Grizzly Short Fund commenced operations on June 19, 2000. LeutholdAssetAllocation Fund and Leuthold Select Equities Fund commenced operations on May 24, 2006. Leuthold Undervalued & Unloved Fund commenced operations on November 14, 2006. Effective January 31, 2007 the Leuthold Asset Allocation Fund added a new class of Institutional Shares, which is not subject to the 0.25% 12b-1 fee that the Retail Shares are subject to, as discussed in the Funds’ prospectus. Effective at the close of business on March 31, 2006, the retail shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund are closed to new investors, except as stated in the Prospectus.

a) InvestmentValuation – Securities listed on a national
securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other investment assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market price. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment;the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker dealers;and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

The Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead,nickel,tin,silver,palladium and other industrial and precious metals. Metals listed on the London Metals Exchange are valued at the last sale price on the valuation date. Metals not traded on an exchange are valued at the mid-point between the closing bid and ask prices as obtained from a commonly used reputable pricing source. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investments in metals earn no investment income and may involve higher custody and transaction costs than investments in securities.

The Leuthold Core Investment Fund may enter into physical industrial metals forward contracts obligating the Fund to receive physical industrial metals at a specified future date. The forward contracts are valued based on closing prices for the forward contracts and the physical industrial metals which are received daily from the London Metal Exchange and unrealized appreciation or depreciation is recorded daily as the difference between the closing price of the physical industrial metals and the closing forward value applied to the face amount of the contract.A realized gain or loss is recorded at the time the metals received from the forward contract are sold.

b) Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal periods ended September 30, 2007 and 2006 was as follows:

		2007
		Long
		Term
	Ordinary	Capital
	Income	Gain	Total

Leuthold Core
Investment Fund	$33,432,434	$7,272,219	$40,704,653
Leuthold Select
Industries Fund	936,730	859,592	1,796,322
Grizzly Short Fund	2,948,288	—	2,948,288
Leuthold Asset
Allocation Fund	7,653,934	—	7,653,934
Leuthold Select
Equities Fund	—	—	—
Leuthold
Undervalued &
Unloved Fund	103,591	—	103,591

		2006
		Long
		Term
	Ordinary	Capital
	Income	Gain	Total

Leuthold Core
Investment Fund	$51,668,568	$39,694,133	$91,362,701
Leuthold Select
Industries Fund	186,217	525,301	711,518
Grizzly Short Fund	4,654,052	—	4,654,052

The Leuthold Funds

At September 30, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund

Undistributed
ordinary income	$79,466,207	$5,775,962	$142,526
Undistributed
long-term capital
gain	202,865,713	12,614,625	—

Distributable
earnings	$282,331,920	$18,390,587	$142,526
Capital loss
carryover and
post-October
losses	—	—	(32,335,946)
Other accumulated
losses	(27,225)	(383)	(266,015)
Unrealized
appreciation
(depreciation)	223,656,422	10,953,307	4,101,683

Accumulated
earnings (deficit)	$505,961,117	$29,343,511	$(28,357,752)

	Leuthold	Leuthold	Leuthold
	Asset	Select	Undervalued
	Allocation	Equities	& Unloved
	Fund	Fund	Fund

Undistributed
ordinary income	$3,849,107	$230,671	$61
Undistributed
long-term capital
gain	342,603	21,458	—

Distributable
earnings	4,191,710	252,129	61
Capital loss
carryover and
post-October
losses	—	—	(256,644)
Other accumulated
losses	(9,321)	—	—
Unrealized
appreciation
(depreciation)	47,133,339	2,143,121	(153,013)

Accumulated
earnings (deficit)	$51,315,728	$2,395,250	$(409,596)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, and differences from passive foreign investment companies.

The Leuthold Funds

On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated
	Net	Accumulated
	Investment	Realized
	Income	Gains or	Capital
	(loss)	Losses	Stock

Leuthold Core
Investment Fund	$118,738	$(4,332)	$(114,406)
Leuthold Select
Industries Fund	(188)	2	186
Grizzly Short Fund	25,538	—	(25,538)
Leuthold Asset
Allocation Fund	29,316	(3,181)	(26,135)
Leuthold Select
Equities Fund	55,900	—	(55,900)
Leuthold
Undervalued &
Unloved Fund	—	—	—

The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2007, the Funds had the following capital loss carryforwards available for federal income tax purposes.

Grizzly
Expiration Date	Short Fund

9/30/2012	$3,491,478
9/30/2013	$3,481,269
9/30/2014	$4,650,299
9/30/2015	$13,924,717

The Grizzly Short Fund and Leuthold Undervalued & Unloved Fund intend to defer and treat $6,788,183 and $256,644, respectively, of post-October losses incurred during the fiscal period ended September 30, 2007 as arising in the fiscal year ending September 30, 2008.

c) Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities.These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Leuthold Core Investment Fund, Grizzly Short Fund and Leuthold Asset Allocation Fund’s collateral at broker for securities sold short is with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

The Leuthold Funds

f) Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.

g) Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Company,such as Directors fees and expenses, insurance expense and legal fees are allocated between the six series of the Company based on the relative net asset value of the individual series.

h) Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

2. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2007 are summarized below.

	Purchases	Sales

Leuthold Core Investment Fund	$1,957,704,050	$2,365,009,508
Leuthold Select Industries Fund	97,450,780	118,275,724
Leuthold Asset Allocation Fund	946,904,208	539,503,387
Leuthold Select Equities Fund	25,211,300	15,232,059
Leuthold Undervalued &
Unloved Fund	15,558,602	3,950,708

Purchases and sales of long-term U.S. Government Securities are summarized below.

	Purchases	Sales

Leuthold Core Investment Fund	$1,091,744,027	$692,195,601
Leuthold Asset Allocation Fund	484,140,599	228,805,588

At September 30,2007,gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund

Cost of Investments	$1,551,624,770	$63,093,966	$77,121,280

Gross unrealized
appreciation	$232,823,266	$11,593,242	$—
Gross unrealized
depreciation	(23,686,317)	(639,935)	(71,331)

Net unrealized
appreciation/
depreciation	$209,136,949	$10,953,307	$(71,331)

The Leuthold Funds

	Leuthold	Leuthold	Leuthold
	Asset	Select	Undervalued
	Allocation	Equities	& Unloved
	Fund	Fund	Fund

Cost of Investments	$702,940,258	$14,092,877	$11,575,758

Gross unrealized
appreciation	$59,604,392	$2,287,066	$623,982
Gross unrealized
depreciation	(16,721,102)	(143,945)	(776,995)

Net unrealized
appreciation/
depreciation	$42,883,290	$2,143,121	$(153,013)

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on Passive Foreign Investment Companies (PFIC’s).

3. INVESTMENTADVISORYAND OTHER
AGREEMENTS

The Funds have entered into an InvestmentAdvisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Investment Advisor”). Pursuant to its advisory agreement with the Funds, the Investment Advisor is entitled to receive a fee, calculated daily and payable monthly, at annual rates of 0.90%, 1.00%, 1.25%, 0.90%, 1.00% and 0.75% for the Leuthold Core Investment Fund, Leuthold Select Industries Fund,Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund, respectively, as applied to each Fund’s daily net assets.

Year of Expiration	RecoverableAmount

9/30/09	$27,016
9/30/10	$28,255

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	1.25%
Leuthold Select Industries Fund	1.60%
Grizzly Short Fund	2.50%
Leuthold Asset Allocation Fund	1.50%
Leuthold Select Equities Fund	1.85%
Leuthold Undervalued &
Unloved Fund	1.50%

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the InvestmentAdviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

Leuthold Select Equities Fund

Year of Expiration	RecoverableAmount

9/30/09	$27,016
9/30/10	$28,255

Leuthold Undervalued & Unloved Fund

Year of Expiration	RecoverableAmount

9/30/10	$35,667

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

For the year ended September 30, 2007, the Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, LeutholdAssetAllocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $1,307,912, $73,148, $71,296, $325,430, $998 and $4,583, respectively, for brokerage commissions.

The Leuthold Funds

4. DISTRIBUTION PLAN

Each of the Leuthold Asset Allocation Fund - Retail Class, the Leuthold Select Equities Fund and the Leuthold Undervalued & Unloved Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment CompanyAct, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders personal service to the Fund’s shareholders,assists in the maintenance of the Fund’s shareholder accounts or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5. INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6. BANKRUPTCY CLAIM

In 2005, the Leuthold Core Investment Fund implemented fair valuation procedures with respect to certain investments subject to bankruptcy proceedings of Refco Capital Markets. These bankruptcy proceedings are ongoing at this time.

The fair valuation procedures, which have changed as the nature of the bankruptcy has evolved, have considered the status of the bankruptcy legal proceedings, market price and trading activity of certain publicly traded debt of Refco, Inc., current values for the silver and palladium positions, illiquidity of the impacted investments, a settlement of a matter related to Refco Capital with another party, and expected recoveries from the bankruptcy estate. There continues to be some degree of uncertainty regarding the timing and amount of settlement payouts as a result of the court proceedings. Legal proceedings continue regarding the Refco bankruptcy, and the ultimate outcome of these legal proceedings will have a direct impact on the amounts recovered by the Fund. As of September 30, 2007, the investments subject to bankruptcy proceedings were valued at $8,385,021 and are shown in the accompanying schedule of investments.

7. ILLIQUID SECURITIES

The Funds may invest up to 5% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 5% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

The Leuthold Funds

8. LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. The Funds have entered into a securities lending arrangement with U.S. Bancorp Asset Management, N.A. (the“Custodian”) and under the terms of the arrangement,the Custodian is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned.The cash collateral is invested in short term instruments as noted in the Schedules of Investments.The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

The arrangement provides that after predetermined rebates to borrowers,a percentage of the net securities lending revenue shall be solely paid as credits to the Funds to be used as an offset against custody costs and other charges incurred by the Funds from the custodian, administration, fund accounting and transfer agent fees and shall not, in any event, be paid as cash to the Funds. The Custodian shall be paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.As of September 30, 2007, the Funds had no securities out on loan.

9. NEWACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 -Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not”standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157,“Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however,additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

The Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLICACCOUNTING FIRM

To the Shareholders and Board of Directors Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, LeutholdAssetAllocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund) (the “Funds”) as of September 30, 2007, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2007, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 28, 2007

The Leuthold Funds

ADDITIONAL INFORMATION

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The percentage of dividend income distributed for the year ended September 30, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows:Leuthold Core Investment Fund 19%, Leuthold Select Industries Fund 53%, Leuthold Asset Allocation Fund 35% and Leuthold Undervalued & Unloved Fund 100%.

The percentage of dividend income distributed for the year ended September 30, 2007, designated as qualified dividends received deduction available to corporate shareholders,is as follows (unaudited):Leuthold Core Investment Fund 14%, Leuthold Select Industries Fund 49%, LeutholdAssetAllocation Fund 30% and Leuthold Undervalued & Unloved Fund 100%.

For the year ended September 30, 2007, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund designated $7,272,219 and $859,592, respectively, as long-term capital gains dividends.

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY (UNAUDITED)

The Leuthold Core Investment Fund,Leuthold Select Industries Fund,Grizzly Short Fund,LeutholdAssetAllocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund designate 18%, 2%, 10%, 19%, 0% and 5%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(c) for the year ended September 30, 2007.

The Leuthold Core Investment Fund designated $490,481 (1%) of the ordinary distributions paid as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the year ended September 30, 2007.

INVESTMENTADVISORYAGREEMENT DISCLOSURE

On November 7, 2007, the Board of Directors of Leuthold Funds, Inc. approved the investment advisory agreements for the Leuthold Core Investment Fund, Grizzly Short Fund, Leuthold Select Industries Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund and Leuthold Undervalued & Unloved Fund with LeutholdWeeden Capital Management. Prior to approving the agreements, the Board considered:

➢	the nature, extent and quality of the services to be provided by LeutholdWeeden Capital Management;

➢	the investment strategies and performance history of LeutholdWeeden Capital Management;

➢	the cost of the services to be provided and profits to be realized by LeutholdWeeden Capital Management, from its relationship with the Funds; from its relationship with the Funds;

➢	the extent to which economies of scale would be realized as the Funds grew and whether fee levels reflect

➢	any such economies of scale;

➢	the proposed expense ratios of the Funds; and

The Leuthold Funds

➢	the manner in which portfolio transactions for the Funds would be conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by LeutholdWeeden Capital Management, the Board considered the Adviser’s quality of investment management provided to the existing Funds, the Adviser’s management history and the Adviser’s ability to attract investors for the Funds. The Board concluded that the approval of the investment advisory agreements was in the best interest of the Funds’ shareholders.

The Board considered the presentation from theAdviser on the investment strategies for the Funds and reviewed the investment performance of the existing Funds compared with those of the existing Funds’ peer groups and relevant benchmarks. The Board concluded that the performance of the existing Funds was satisfactory in comparison to performance of similar funds.

The Board considered the proposed cost of services to be provided by theAdviser, including reports provided by the Funds’administrator comparing the Funds’proposed investment advisory fees to those of other comparable mutual funds. The Board concluded that the investment advisory fees were within the range of the industry averages.

The Board considered the extent to which economies of scale would be realized as the Funds grow, including a consideration of breakpoints in the investment advisory agreement fee schedule. The Board concluded that the existing fees schedules were acceptable.

The Board compared the Funds’ proposed expense ratios to those of other comparable mutual funds. After review, the Board concluded that the proposed expense ratios of the Funds were within the range of comparable mutual funds.

The Board discussed the manner in which portfolio transactions for the Funds would be conducted, including the use of soft dollars. Based on these discussions, the Board concluded that the research and services obtained by Leuthold Weeden Capital Management, would be beneficial to the Funds and that Leuthold Weeden Capital Management, would execute the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORSAND OFFICERS (UNAUDITED)

Independent Directors

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,Age	Held with	and Length of	Principal Occupation	Overseen By	Held by
andAddress	the Company	Time Served	During Past FiveYears	Director	Director
John S. Chipman (81)	Director	Indefinite Term,	Regents Professor of Economics at	6	None
100 N. Sixth Street		11Years Served	the University of Minnesota since
Suite 412A			1981. Guest Professor at the
Minneapolis, MN 55403			University of Konstanz, Germany,
from 1986 to 1991 and was awarded
an honorary doctorate from such
institution in 1991.

Lawrence L. Horsch (72)	Director	Indefinite Term,	Member of the Board of Directors of	6	None
100 N. Sixth Street		11Years Served	Boston Scientific Corp., a public
Suite 412A			company engaged in developing,
Minneapolis, MN 55403			producing and marketing medical
devices from February, 1995 to May
2003. Mr. Horsch served in various
capacities with SCIMED Life
Systems, Inc., including Acting Chief
Financial Officer from 1994 to 1995,
Chairman of the Board from 1977 to
1994, and as a director from 1977 to
1995. He has also served as
Chairman of Eagle Management &
Financial Corp., a management
consulting firm, since 1990.

Paul M. Kelnberger (64)	Director	Indefinite Term,	CPA. Partner, Johnson,West & Co.,	6	None
100 N. Sixth Street		11Years Served	PLC, from 1975 to 2002. Currently
Suite 412A			serving as a consultant to Johnson,
Minneapolis, MN 55403			West & Co., PLC.

Interested Directors (and Officers)
Steven C. Leuthold (69)	Director and	Indefinite Term,	Chief Investment Officer of the	6	None
100 N. Sixth Street	President	11Years Served	managing member of Leuthold
Suite 412A			Weeden Capital Management (the
Minneapolis, MN 55403			“Adviser”). He has also been a
Portfolio Manager for the
predecessors to the Adviser,
Leuthold & Anderson, Inc. (since
1987) and Leuthold,Weeden &
Associates, L.P. (since 1991).

The Leuthold Funds

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,Age	Held with	and Length of	Principal Occupation	Overseen By	Held by
andAddress	the Company	Time Served	During Past FiveYears	Director	Director
Edward C. Favreau (55)	Director andVice	Indefinite Term,	Manager of Marketing and Sales of	6	None
100 N. Sixth Street	President	7Years Served	the Adviser since July, 1999.
Suite 412A
Minneapolis, MN 55403

David R. Cragg (38)	Vice President,	OneYear Term,	Manager of Operations of the	n/a	None
100 N. Sixth Street	Secretary and	7Years Served	Adviser since January, 1999. Prior to
Suite 412A	Treasurer		joining the Adviser, Mr. Cragg served
Minneapolis, MN 55403			as Operations Manager of Piper
Trust Company from November,
1997 until January, 1999.

Roger A. Peters (46)	Chief Compliance	OneYear Term,	Chief Compliance Officer of the	n/a	None
100 N. Sixth Street	Officer,Vice	1Year Served	Adviser since October, 2005. Prior to
Suite 412A	President and		joining the Adviser, Mr. Peters
Minneapolis, MN 55403	Assistant Secretary		served asVice President,
Commercial Product Management
for U.S. Bank from November, 2003
through February, 2005. Mr. Peters
also served as Operations Manager
for Lowry Hill from December, 2001
through July, 2003.

Glenn R. Larson (42)	Assistant Secretary	OneYear Term,	Compliance Officer of the Adviser	n/a	None
100 N. Sixth Street		1Year Served	since February, 2005. Prior to
Suite 412A			joining the Adviser, Mr. Larson
Minneapolis, MN 55403			served as a Compliance
Representative of U.S. Bancorp
Investments, Inc. from July, 2003
until February, 2005. Prior to that
time, Mr. Larson served as
Compliance Analyst of Securian
Financial Services, Inc. from June,
1999 to July, 2003.

The Leuthold Funds
InvestmentAdviser:
LeutholdWeeden Capital
Management, Minnesota

Administrator, TransferAgent,
Dividend PayingAgent,
Shareholder ServicingAgent:
U.S. Bancorp Fund Services, LLC,
Wisconsin

Custodian:
U.S. Bank, N.A.,Wisconsin

Counsel:
Foley & Lardner, LLP,Wisconsin

Independent Registered
PublicAccounting Firm:
Ernst &Young LLP, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SECfor their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886.You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington,DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2007	FYE 9/30/2006
Audit Fees	$175,000	$140,000
Audit-Related Fees	$0	$0
Tax Fees	$12,300	$9,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2007	FYE 9/30/2006
Registrant	$12,300	$9,750
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Leuthold Funds, Inc.

By (Signature and Title)*  /s/ Steven C. Leuthold
Steven C. Leuthold, President

Date                12/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Steven C. Leuthold
Steven C. Leuthold, President

Date                12/7/07

By (Signature and Title)*  /s/ David R. Cragg
David R. Cragg, Treasurer

Date                12/5/07

* Print the name and title of each signing officer under his or her signature.